                               TABLE OF CONTENTS

Letter to Policyholders.....................................................   1
Performance Results.........................................................   3
Performance Perspective.....................................................   5
Portfolio Management Review.................................................   9
Portfolio of Investments
  Common Stock Fund.........................................................  18
  Domestic Strategic Income Fund............................................  25
  Government Fund...........................................................  31
  Money Market Fund.........................................................  35
  Multiple Strategy Fund....................................................  39
  Real Estate Fund..........................................................  47
  Emerging Growth Fund......................................................  52
  Global Equity Fund........................................................  61
Statement of Assets and Liabilities
  Common Stock Fund.........................................................  22
  Domestic Strategic Income Fund............................................  28
  Government Fund...........................................................  32
  Money Market Fund.........................................................  36
  Multiple Strategy Fund....................................................  44
  Real Estate Fund..........................................................  49
  Emerging Growth Fund......................................................  58
  Global Equity Fund........................................................  66
Statement of Operations and Changes in Net Assets
  Common Stock Fund.........................................................  23
  Domestic Strategic Income Fund............................................  29
  Government Fund...........................................................  33
  Money Market Fund.........................................................  37
  Multiple Strategy Fund....................................................  45
  Real Estate Fund..........................................................  50
  Emerging Growth Fund......................................................  59
  Global Equity Fund........................................................  67
Financial Highlights
  Common Stock Fund.........................................................  24
  Domestic Strategic Income Fund............................................  30
  Government Fund...........................................................  34
  Money Market Fund.........................................................  38
  Multiple Strategy Fund....................................................  46
  Real Estate Fund..........................................................  51
  Emerging Growth Fund......................................................  60
  Global Equity Fund........................................................  68
Notes to Financial Statements...............................................  69
Report of Independent Accountants...........................................  75

LIT ANR 2/96

                            LETTER TO POLICYHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
January 30, 1996

Dear Policyholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets enjoyed substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income. That's why we believe investors with long-term goals are best served by long-term investment vehicles like a tax-deferred variable annuity.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, but the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services pro-duced in the United States) grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quar-ter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31,1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.82 percent at the beginning of the year. Bond prices and yields move in opposite directions, so bonds rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, pro-vided economic conditions justify further easing.
  In a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

                                                          Continued on page two

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased eco-nomic activity.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through-out the year.
  On the following pages, you can read about your Funds' performance in 1995, as well as the management team's outlook for the first half of 1996. We hope you will find the information helpful. We appreciate your continued confidence in your Life Investment Trust with Van Kampen American Capital.


Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               COMMON STOCK FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   36.98%
Five-year average annual total return based on NAV/1/..................   16.16%
Life-of-Fund average annual total return based on NAV/1/...............    9.83%
Commencement date...................................................... 04/07/86

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                         DOMESTIC STRATEGIC INCOME FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   21.37%
Five-year average annual total return based on NAV/1/..................   12.99%
Life-of-Fund average annual total return based on NAV/1/...............    8.08%
Commencement date...................................................... 11/04/87

SEC YIELD
SEC Yield/3/...........................................................    7.97%

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                                GOVERNMENT FUND

TOTAL RETURNS

One-year total return based on NAV/1/..................................   17.17%
Five-year average annual total return based on NAV/1/..................    8.17%
Life-of-Fund average annual total return based on NAV/1/...............    7.37%
Commencement date...................................................... 04/07/86

DISTRIBUTION RATE AND YIELD

Distribution rate/2/...................................................... 6.62%
SEC Yield/3/.............................................................. 5.99%

/1/Assumes reinvestment of all distributions for the period.

/2/Distribution rate (based on net asset value) represents the monthly annualized distributions of the Fund at the end of the period and not the earn-ings of the Fund.

/3/SEC Yield is a standardized calculation prescribed by the Securities and Ex-change Commission for determining the amount of net income a fund should theo-retically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                             MULTIPLE STRATEGY FUND

TOTAL RETURN

One-year total return based on NAV/1/..................................   31.36%
Five-year average annual total return based on NAV/1/..................   13.19%
Life-of-Fund average annual total return based on NAV/1/...............   10.49%
Commencement date...................................................... 06/30/87

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                                REAL ESTATE FUND

TOTAL RETURN

Since inception total return based on NAV/1/...........................    8.35%
Commencement date...................................................... 07/03/95

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                              EMERGING GROWTH FUND

TOTAL RETURN

Since inception total return based on NAV/1/...........................   17.20%
Commencement date...................................................... 07/03/95

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               GLOBAL EQUITY FUND

TOTAL RETURN

Since inception total return based on NAV/1/...........................    3.00%
Commencement date...................................................... 07/03/95

/1/Assumes reinvestment of all distributions for the period.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  Each of the following charts shows the total return performance of a differ-ent Life Investment Trust Fund compared to a benchmark index. It is important to track your investment portfolio's performance at regular intervals. The in-dexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Similarly, their performances do not reflect any sales charges or other costs which would be applicable to an ac-tively managed portfolio, such as that of the Fund. For details on market con-ditions and each Fund's performance during the reporting period, see pages nine through seventeen of this report.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Common Stock Fund vs. Standard & Poor's 500-Stock Index (April 1986 through December 1995)

                       VKAC LIT               S&P's
                   Common Stock Fund     500-Stock Index
--------------------------------------------------------
Apr 1986                $10,000              $10,000
Dec 1986                  9,330               10,401
Dec 1987                  8,292               10,940
Dec 1988                  9,427               12,744
Dec 1989                 12,654               16,770
Dec 1990                 11,789               16,248
Dec 1991                 16,081               21,177
Dec 1992                 17,283               22,788
Dec 1993                 18,835               25,075
Dec 1994                 18,198               25,415
Dec 1995                 24,927               34,932

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.


While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Domestic Strategic Income Fund vs. Lehman Brothers Corporate Bond Index (November 1987 through December 1995)

                       VKAC LIT         Lehman Brothers
                   Domestic Strategic   Corporate Bond
                      Income Fund            Index
--------------------------------------------------------
Nov 1987                $10,000              $10,000
Dec 1987                 10,150               10,189
Dec 1988                 11,669               11,129
Dec 1989                 11,034               12,700
Dec 1990                 10,237               13,596
Dec 1991                 12,409               16,114
Dec 1992                 13,960               17,515
Dec 1993                 16,239               19,646
Dec 1994                 15,535               18,876
Dec 1995                 18,854               23,076

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Government Fund vs. Lehman Brothers Mutual Fund U.S. Government Index (April 1986 through December 1995)

                                         Lehman Brothers
                       VKAC LIT          Mutual Fund U.S.
                    Government Fund      Government Index
--------------------------------------------------------
Apr 1986                $10,000              $10,000
Dec 1986                 10,422               10,784
Dec 1987                 10,202               11,020
Dec 1988                 10,903               11,796
Dec 1989                 12,463               13,475
Dec 1990                 13,499               14,651
Dec 1991                 15,691               16,897
Dec 1992                 16,590               18,119
Dec 1993                 17,894               20,050
Dec 1994                 17,066               19,374
Dec 1995                 19,995               22,926

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Multiple Strategy Fund vs. Standard & Poor's 500-Stock Index (June 1987 through December
    1995)

                       VKAC LIT               S&P's
                Multiple Strategy Fund   500-Stock Index
--------------------------------------------------------
June 1987               $10,000              $10,000
Dec 1987                  9,735                8,257
Dec 1988                 10,476                9,619
Dec 1989                 12,343               12,658
Dec 1990                 12,576               12,264
Dec 1991                 15,978               15,984
Dec 1992                 17,142               17,200
Dec 1993                 18,463               18,926
Dec 1994                 17,788               19,183
Dec 1995                 23,365               26,366


The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Real Estate Fund vs. Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index (July 1995 through December 1995)

                       VKAC LIT               S&P's         NAREIT Equity
                    Real Estate Fund     500-Stock Index     REIT Index
--------------------------------------------------------------------------
7/3/95                  $10,000              $10,000           $10,000
Jul 1995                 10,200               10,318            10,172
Aug 1995                 10,290               10,314            10,294
Sep 1995                 10,490               10,792            10,470
Oct 1995                 10,190               10,739            10,246
Nov 1995                 10,310               11,179            10,339
Dec 1995                 10,835               11,440            10,904


The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

*The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the NAREIT Equity REIT Index was selected to represent a more narrow-based comparison for the Fund.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Emerging Growth Fund vs. Russell 2000 Stock Index (July 1995 through December 1995)

                       VKAC LIT          Russell 2000
                 Emerging Growth Fund    Stock Index
-----------------------------------------------------------
7/3/95                  $10,000              $10,000
Jul 1995                 10,860               10,576
Aug 1995                 11,000               10,795
Sep 1995                 11,270               10,988
Oct 1995                 11,110               10,496
Nov 1995                 11,460               10,937
Dec 1995                 11,720               11,226


The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Life Investment Trust--Global Equity Fund vs. Morgan Stanley Capital International World Index + Dividends (July 1995 through December 1995)

                       VKAC LIT          MSCI World Index
                  Global Equity Fund       & Dividends
------------------------------------------------------------
7/3/95                  $10,000              $10,000
Jul 1995                 10,230               10,502
Aug 1995                 10,140               10,270
Sep 1995                 10,280               10,571
Oct 1995                  9,950               10,407
Nov 1995                 10,160               10,770
Dec 1995                 10,310               11,087


The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               COMMON STOCK FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Common Stock Fund. The team is led by
B. Robert Baker, Jr., portfolio manager, and Alan T. Sachtleben, executive vice president for equity investments.

 Q THE STOCK MARKET ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE DURING THE PAST YEAR?

 A The stock market as a whole benefited from continued--although slower--eco-nomic growth that generated strong corporate profits without experiencing increased inflation. The portfolio benefited from our value-oriented approach to stock selection, which allowed us to identify stocks that were inexpensive but that had good potential for appreciation. It was our emphasis on stock picking, rather than a focus on particular industries or sectors, that provided most of the Fund's return for the year. The portfolio had large holdings in stocks such as WMX, Time Warner and Philip Morris that contributed signifi-cantly to the Fund's performance.

  While we did not focus on particular industries, we increased the percentage of the portfolio's assets which were invested in finance, utility and energy stocks. In the energy sector, stocks were somewhat inexpensive in light of the traditional seasonal increase in demand for heating oil and gas. We already have seen an increase in energy prices that has resulted in higher stock prices. The portfolio's diversification at the end of the year is illustrated by the chart below.

       [Pie Chart Holdings by Sector as a Percentage of Net Assets as of
                        December 31, 1995 appears here]

Raw Materials/Processing Industries           12%
Other                                          8%
Technology                                     5%
Producer Manufacturing                         9%
Health Care                                    9%
Energy                                        15%
Utilities                                     12%
Consumer Services                              5%
Finance                                       12%
Consumer Non-Durables                          8%
Consumer Distribution                          5%

 Q CAN YOU GIVE A FEW EXAMPLES OF OTHER STOCKS THE PORTFOLIO OWNED DURING THE REPORTING PERIOD THAT DID PARTICULARLY WELL?

 A We owned stock in all three of the major long-distance telephone companies, AT&T, MCI and Sprint. The prices of these stocks had been depressed because of pending telecommunications deregulation. As the likely changes became more evident, these stocks increased in price. In addition, AT&T announced a major restructuring that caused further increases in the price of its stock.




 Q  HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1995?
 A The Fund achieved a total return at net asset value of 36.98 percent/1/, including reinvestment of dividends totaling $0.3175 per share and a capi-
tal gains distribution of $1.9225 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 37.45 percent for the pe-riod. The Lipper Growth Fund Index, which represents the average performance of the largest growth funds, achieved a total return of 31.48 percent. Neither in-dex reflects any commissions or fees that would be paid by an investor purchas-ing the securities it represents. (For more detailed performance information, please see page three of this report.)




 Q  WHAT IS THE OUTLOOK FOR STOCKS?
 A The outlook is excellent, which is not to say that a correction could not occur in the near term. However, some very positive forces are present:
moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one.

  Looking further into the future, these three conditions--aided by the Federal Reserve Board's decision in December to lower short-term interest rates--we feel should lead to increasing corporate profits which, in turn, should lead to higher stock prices.

/s/ Alan T. Sachtleben               /s/ B. Robert Baker, Jr.
Alan T. Sachtleben                   B. Robert Baker, Jr.
Executive Vice President             Portfolio Manager
Equity Investments                   Common Stock Fund


                                       9
                                             Please see footnotes on page three.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                         DOMESTIC STRATEGIC INCOME FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Domestic Strategic Income Fund. The team is led by Walter W. Stabell, III, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments.

 Q INTEREST RATES DECLINED THROUGHOUT MOST OF THE YEAR. HOW DID THIS IMPACT THE PERFORMANCE OF FIXED-INCOME SECURITIES?

 A At the beginning of the year, economic growth looked robust and inflation appeared as if it might acclerate. Just the opposite occurred. Growth began to falter and inflation began to moderate. Federal Reserve Board policymakers, who in February had raised short-term interest rates for the seventh time since early 1994, reversed direction and cut rates, once in July 1995 and once in De-cember. This created a better environment for bonds, with slowing economic growth, falling inflation and fiscal restraint.

  Long-term bond rates, which had topped 7.9 percent in January, fell to 5.9 percent at year-end. Thirty-year Treasury bonds generated total returns in excess of 34 percent for the year. In response to the declining-rate trend, we decreased the percentage of the portfolio invested in high-yield bonds and increased the percentage invested in government securities and investment-grade corporate bonds. The portfolio's diversification at year-end is illustrated by the chart below.

      [Pie Chart Portfolio Holdings as of December 31, 1995 appears here]

Investment-Grade Corporate Bonds         51%
Government Agencies                      15%
High-Yield Bonds                         33%
Stocks                                    1%

 Q  HOW DID THE FUND PERFORM DURING 1995?
 A The Fund achieved a total return at net asset value of 21.37 percent/1/, including reinvestment of dividends totaling $0.7025 per share. By compari-
son, the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index that reflects the general performance of corporate bonds, achieved a total re-turn of 22.25 percent. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (For more detailed performance information, please see page three of this report.)




 Q  WHAT'S THE OUTLOOK FOR THE FIXED-INCOME MARKET?
 A Given continued slow economic growth, favorable inflation numbers, pros-pects for fiscal restraint, continued foreign investor buying and a dollar that's stable-to-slightly higher, we are favorable towards bonds. Our outlook is for further easing by the Fed as economic growth continues to slow and in-flation remains moderate.


/s/ Robert C. Peck, Jr.                /s/ Walter W. Stabell, III
Robert C. Peck, Jr.                    Walter W. Stabell, III
Executive Vice President               Portfolio Manager
Fixed Income Investments               Domestic Income Fund


                                       10
                                             Please see footnotes on page three.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                                GOVERNMENT FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Government Fund. The team is led by John R. Reynoldson, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments.



 Q  BOND PRICES RALLIED THROUGHOUT MOST OF 1995. WHY?
 A Investors reacted positively to a strengthening dollar, continued low in-flation rates and slowing economic growth rates. In addition, an expecta-
tion of positive budget developments that were to be coming out of Washington helped to push interest rates lower.




 Q  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?
 A We reduced the portfolio's mortgage-backed securities exposure, and kept the duration (an indication of the impact a change in rates would have on the portfolio) at an average- to above-average level (4.50 to 5 years). The portfolio's diversification at the end of December is illustrated by the chart below.


      [Pie Chart Portfolio Holdings as of December 31, 1995 appears here]

Repurchase Agreement            7%
FHLMC                           9%
FNMA                           19%
U.S. Treasury Securities       33%
SLMA                            7%
GNMA                           25%


 Q  HOW DID THE FUND PERFORM DURING THE PAST YEAR?
 A The Fund achieved a total return at net asset value of 17.17 percent/1/, including reinvestment of dividends totaling $0.60 per share. By compari-
son, the Lehman Brothers Mutual Fund U.S. Government Index achieved a total return of 18.34 percent. This broad-based, unmanaged index reflects the gen-eral performance of government securities; however, it does not reflect any commissions or fees that would be paid by an investor purchasing the securi-ties it represents. (For more detailed performance information, please see page three of this report.)




 Q  WHAT'S THE OUTLOOK FOR THE NEXT SIX MONTHS?
 A While 1996 total returns likely will not match those of 1995, our outlook for the fixed-income markets remains positive. Inflation-adjusted interest rates remain high by historical standards, the Fed remains biased toward fur-ther interest rate reductions, and domestic and global economic expansions re-main anemic. The overall trend toward government fiscal conservation also should help buoy the markets.


/s/ Robert C. Peck, Jr.             /s/ John R. Reynoldson
Robert C. Peck, Jr.                 John R. Reynoldson
Executive Vice President            Portfolio Manager
Fixed Income Investments            Government Fund


                                      11
                                            Please see footnotes on page three.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               MONEY MARKET FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Money Market Fund. The team is led by David R. Troth, portfolio manager, and Robert C. Peck, Jr., executive vice president, fixed-income investments.



 Q  HOW DID YOU RESPOND TO THE DECLINING INTEREST-RATE ENVIRONMENT?
 A During the second half of the year we increased substantially the percent-age of the portfolio's assets invested in government securities, from 24 percent to almost 50 percent. However, that is still only two-thirds of the year-end 1994 level, when 72 perent of the portfolio's assets were in govern-ment securities. To offset this increase, the percentage of assets invested in commercial paper declined from 33 percent on June 30 to about 19 percent on De-cember 31.




 Q  HOW DID THE PORTFOLIO PERFORM DURING 1995?
 A  The portfolio achieved a total return at net asset value of 5.46 percent.


/s/ Robert C. Peck, Jr.                /s/ David R. Troth
Robert C. Peck, Jr.                    David R. Troth
Executive Vice President               Portfolio Manager
Fixed Income Investments               Money Market Fund

An investment in the portfolio is neither insured nor guaranteed by the U.S. Government and there can no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                            MULTIPLE STRATEGY FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Multiple Strategy Fund. The team is led by B. Robert Baker, Jr. and Thomas Copper, portfolio co-managers, and Alan
T. Sachtleben, executive vice president for equity investments.

 Q THE STOCK AND BOND MARKETS ENJOYED STRONG RETURNS DURING 1995. WHAT FAC-TORS HAD THE MOST IMPACT ON THE PORTFOLIO'S PERFORMANCE DURING THE PAST YEAR?


 A Both equity and fixed-income investments benefited from continued--al-though slower--economic growth that generated strong corporate profits without experiencing increased inflation. The equity portion of the Portfolio benefited from our value-oriented approach to stock selection, which allowed us to identify stocks that were inexpensive but that had good potential for appreciation. It was our emphasis on stock picking, rather than a focus on particular industries or sectors, that provided most of the equity portion's return for the year.




 Q  DID YOU MAKE ANY CHANGES TO THE PORTFOLIO'S ALLOCATION DURING THE PAST
    YEAR?
 A We continued to maintain our equity weighting at about 60 percent of the portfolio's net assets, with 30 percent in fixed-income securities and 10 percent in cash. Also, we maintained the average maturity of our bonds between short- and long-term maturities given the flatness of the yield curve.

  While we did not focus the equity assets on particular industries, the largest percentage was invested in finance, utility and energy stocks. In the energy sector, stocks were somewhat inexpensive in light of the traditional seasonal increase in demand for heating oil and gas. We already have seen an increase in energy prices that has resulted in higher stock prices. The portfolio's diversification at the end of the year is illustrated by the chart below.

       [Pie Chart Portfolio Holdings as a Percentage of Net Assets as of
                        December 31, 1995 appears here]

Cash and Equivalents                 10%
Corporate and Government Bonds       30%
Common Stocks                        60%


 Q  HOW DID THE FUND PERFORM IN 1995?
 A The Fund achieved a total return at net asset value of 31.36 percent, in-cluding reinvestment of dividends totaling $0.4775 per share. By compari-
son, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The S&P 500 is a broad-based, unmanaged index that reflects general stock market performance. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (For more detailed performance information, please see page four of this report.)




 Q  WHAT'S THE OUTLOOK FOR THE NEXT SIX MONTHS?
 A The outlook for equity investments remains positive, with economic growth and inflation rates remaining fairly low. Short-term interest rates may be lowered again in 1996, which should help both the equity and fixed-income mar-kets.


/s/ Alan T. Sachtleben       /s/ B. Robert Baker, Jr.    /s/ Thomas Copper
Alan T. Sachtleben           B. Robert Baker, Jr.        Thomas Copper
Executive Vice President     Portfolio Co-Manager        Portfolio Co-Manager
Equity Investments           Multiple Strategy Fund      Multiple Strategy Fund


                                      13
                                             Please see footnotes on page four.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               REAL ESTATE FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Real Estate Fund. The team is led by Mary Jayne Maly, portfolio manager, and Alan T. Sachtleben, executive vice president for equity investments.

 Q REAL ESTATE SECURITIES DID NOT SHARE IN THE RALLY ENJOYED BY THE GENERAL STOCK AND BOND MARKETS BETWEEN JULY, WHEN THE FUND BEGAN OPERATIONS, AND THE END OF THE YEAR. WHY NOT?

 A As interest rates declined throughout the year, the trend generated re-newed enthusiasm among traditional stock investors but not among those who typically invest in real estate investment trusts. Investors remained con-cerned about the slowdown in economic growth, which could limit the demand for new office space, apartments and other types of real estate. So, while stocks and bonds rallied, REITs did not.

  The second half of 1995 also was a period of consolidation for REITs. The industry had enjoyed tremendous but unsustainable growth in the previous two years, and as the growth rate slowed REITs underperformed the broader markets. For the full year, it was the first time in five years that REITs lagged the stock and bond markets.
  However, the fundamentals for REITs remain strong and the recent lack of en-thusiasm has created good values. In recent months empty office, retail, in-dustrial and apartment space was absorbed at a fairly strong rate, boosting occupancy and rental rates.

 Q DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S STRUCTURE DURING THE PAST SIX MONTHS?

 A Our investment strategy remains the same: to be diversified among the ma-jor property sectors. We historically have invested a large portion of the portfolio's assets in the office and industrial sector and that continued to do well. We also added to our investments in hotel REITs, while cutting our investment in retail REITs because of weak retail sales. The diversification of the portfolio among the REIT sectors at year-end is illustrated by the chart below.


       [Pie Chart Holdings by Sector as a Percentage of Net Assets as of
                        December 31, 1995 appears here]

Hotels                                       8%
Diversified and Other                       20%
Office/Industrial                           27%
Health Care Facilities                       8%
Shopping Centers                             8%
Shopping Malls                              12%
Apartments                                  17%


 Q HOW DID THE FUND PERFORM FROM INCEPTION ON JULY 3, 1995 THROUGH DECEMBER 31, 1995?

 A The Fund achieved a total return at net asset value of 8.35 percent/1/, including reinvestment of dividends totalling $0.0925 per share.
  During the same period, the NAREIT Equity REIT Index achieved a total return of 9.05 percent. The NAREIT Index is an unmanaged index that reflects the gen-eral performance of a broad range of equity REITS, including some specialized REITs in which your Fund typically does not invest but which performed well during the reporting period. The Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 14.40 percent. Neither the NAREIT nor the S&P 500 reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. (For more detailed performance information, please see page four of this report.)

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                                REAL ESTATE FUND



 Q  WHAT'S THE OUTLOOK FOR THE PORTFOLIO IN THE NEXT SIX MONTHS?
 A Since our investment style is to remain fully invested and diversified among the various types of REITs, we will continue to focus on stock selec-
tion and buy stock in REITs that have solid fundamentals. These types of REITs should do well regardless of changes in interest and economic growth rates.


/s/ Alan T. Sachtleben                 /s/ Mary Jayne Maly
Alan T. Sachtleben                     Mary Jayne Maly
Executive Vice President               Portfolio Manager
Equity Investments                     Real Estate Fund

                                               Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                             EMERGING GROWTH FUND

The following is an interview with the management team of Van Kampen American Capital Life Investment Trust--Emerging Growth Fund. The team is led by Gary
M. Lewis, portfolio manager, and Alan T. Sachtleben, executive vice president for equity investments.

 Q THE STOCK MARKET ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE FROM INCEPTION THROUGH YEAR-END?

 A The stock market as a whole benefited from continued--although slower-- economic growth that generated strong corporate profits without experienc-
ing increased inflation. The Portfolio benefited from having significant investments in technology, finance and health care stocks, which were some of the strongest sectors during the reporting period. While the portfolio bene-fited from technology's strong performance during the third quarter, our in-sistence on being diversified limited our investment in technology stocks, which benefited the portfolio in the fourth quarter when the technology sector began to show some signs of weakness. We reduced the Fund's technology hold-ings--particularly semiconductor stocks--toward year-end, when the valuations had reached high levels and an improved supply and demand balance reduced earnings growth projections.

  We continue to focus on stock selection rather than market timing or sector rotation. We attempt to control risk by maintaining a broadly diversified portfolio and trying to pick the best stocks in each sector. The best stocks generally have rising earnings estimates and improving valuations. The portfolio's diversification at the end of the year is illustrated by the chart below.

       [Pie Chart Holdings by Sector as a Percentage of Net Assets as of
                        December 31, 1995 appears here]

Other                                     7%
Technology                               27%
Producer Manufacturing                    5%
Raw Materials/Processing Industries       4%
Health Care                              16%
Finance                                  14%
Energy                                    4%
Consumer Non-Durables                     5%
Consumer Services                        10%
Consumer Distribution                     8%


 Q HOW DID THE FUND PERFORM FROM INCEPTION ON JULY 3, 1995 THROUGH DECEMBER 31, 1995?

 A The Fund achieved a total return at net asset value of 17.20 percent./1/ By comparison, the Russell 2000 Index, which reflects the general perfor-
mance of small-cap stocks, achieved a total return of 12.26 percent. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (For more detailed performance infor-mation, please see page four of this report.)




 Q  WHAT AREAS ARE YOU FOCUSING ON AS WE ENTER 1996?
 A Current themes in the Fund include focusing on companies that we feel should benefit from the growing popularity of the Internet, firms likely to be involved in bank consolidations and the trend toward physician practice management.


/s/ Alan T. Sachtleben               /s/ Gary M. Lewis
Alan T. Sachtleben                   Gary M. Lewis
Executive Vice President             Portfolio Manager
Equity Investments                   Common Stock Fund

                                      16
                                              Please see footnotes on page four

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                              GLOBAL EQUITY FUND

The following is an interview with the management team of the Van Kampen American Capital Life Investment Trust--Global Equity Fund. The team is led by Jeff D. New, portfolio manager, and Alan T. Sachtleben, executive vice president for equity investments.

 Q WHAT FACTORS MOST INFLUENCED THE PORTFOLIO'S PERFORMANCE FROM INCEPTION THROUGH YEAR-END?

 A The global economic environment remained broadly positive during the sec-ond half of the year. Most developed countries continued to experience subdued inflation and expanding business activity. Our portfolio strategy con-tinues to be one of focusing on strong, established markets, such as the United States and Japan. We favor investments in both capital equipment and service companies. The portfolio's geographic diversification at the end of 1995 is illustrated by the chart below.



 Top 5 Countries Repre-     Q  HOW DID THE FUND PERFORM FROM INCEPTION ON JULY
         sented                3, 1995 THROUGH DECEMBER 31, 1995?

    in the Portfolio
 as of December 31, 1995    A  The Fund achieved a total return at net asset
                               value of 3.00 percent./1/ per share. By compar-
                           ison, the Morgan Stanley Capital International World Index achieved a total return of 10.87 per-cent. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (For more detailed performance information, please see page four of this report.)



      United States
          Japan
     United Kingdom
         Germany
         Sweden




                            Q  WHAT'S THE OUTLOOK FOR GLOBAL EQUITY MARKETS?
 A Overall, world inflationary pressures remain low and the central banks are accommodating economic growth. Given this, we feel conditions remain in place for an extended period of appreciation in the global equity markets.


/s/ Alan T. Sachtleben               /s/ Jeff D. New
Alan T. Sachtleben                   Jeff D. New
Executive Vice President             Portfolio Manager
Equity Investments                   Global Equity Fund


                                              Please see footnotes on page four

 COMMON STOCK FUND                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK AND EQUIVALENTS 94.6%
           CONSUMER DISTRIBUTION 5.1%
        *7 Best Buy, Inc.........................................   $   112,125
         8 Dayton Hudson Corp....................................       607,500
         9 Gap, Inc..............................................       373,800
       *21 Kroger Co.............................................       795,000
        10 May Department Stores Co..............................       401,375
        12 Sears, Roebuck & Co...................................       479,700
       *11 Sports & Recreation, Inc..............................        81,225
        46 Wal-Mart Stores, Inc..................................     1,024,775
                                                                    -----------
                                                                      3,875,500
                                                                    -----------
           CONSUMER DURABLES 3.8%
        11 Chrysler Corp.........................................       592,512
        20 Ford Motor Co.........................................       582,900
        24 General Motors Corp...................................     1,290,150
        15 Newell Co.............................................       385,538
                                                                    -----------
                                                                      2,851,100
                                                                    -----------
           CONSUMER NON-DURABLES 7.7%
         4 Clorox Co.............................................       286,500
         9 Colgate-Palmolive Co..................................       646,300
        28 Dial Corp.............................................       820,612
         5 General Mills, Inc....................................       306,075
        15 Nabisco Holdings Corp., Class A.......................       473,063
        22 Philip Morris Companies, Inc..........................     1,954,800
        22 Quaker Oats Co........................................       759,000
         4 Ralston-Purina Group..................................       224,550
         8 Tambrands, Inc........................................       358,125
                                                                    -----------
                                                                      5,829,025
                                                                    -----------
           CONSUMER SERVICES 4.9%
       *29 Cox Communications, Inc...............................       557,700
         5 Disney (Walt) Co......................................       283,200
         9 Harcourt General, Inc.................................       381,063
        *3 ITT Corp..............................................       180,200
         9 Marriott International, Inc...........................       344,250
         2 McGraw Hill, Inc......................................       174,250
        11 New York Times Co., Class A...........................       319,950
        40 Time Warner, Inc......................................     1,511,213
                                                                    -----------
                                                                      3,751,826
                                                                    -----------
           ENERGY 14.9%
         7 Amoco Corp............................................       488,750
         3 Atlantic Richfield Co.................................       299,025
        11 Baker Hughes, Inc.....................................       258,375
        17 Coastal Corp..........................................       644,425
        15 Exxon Corp............................................     1,177,837
         7 Halliburton Co........................................       369,562
         6 Mobil Corp............................................       627,200
        20 Noble Affiliates, Inc.................................       597,500
        15 Norsk Hydro, SA, ADR..................................       615,563
        20 Occidental Petroleum Corp.............................       427,500
         9 Pacific Enterprises...................................       240,125

                                               See Notes to Financial Statements

 COMMON STOCK FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
        27 Panhandle Eastern Corp................................   $   741,475
        17 Pogo Producing Co.....................................       483,075
        11 Repsol SA, ADR........................................       361,625
        10 Royal Dutch Petroleum Co., ADR........................     1,411,250
         7 Schlumberger, Ltd.....................................       463,975
        17 Sonat, Inc............................................       619,875
        12 Texaco, Inc...........................................       949,850
         4 Tosco Corp............................................       156,313
        11 Total, SA, ADR........................................       384,200
                                                                    -----------
                                                                     11,317,500
                                                                    -----------
           FINANCE 11.5%
         7 Aetna Life & Casualty Co..............................       463,975
         6 Allmerica Financial Corp..............................       148,500
        20 Allstate Corp.........................................       825,749
         6 AMBAC, Inc............................................       281,250
         4 American Bankers Insurance Group......................       163,800
         5 American International Group, Inc.....................       457,875
         5 BankAmerica Corp......................................       310,800
         7 Bankers Trust New York Corp...........................       445,550
        24 Bear Stearns Companies, Inc...........................       482,962
      *189 Chase Manhattan Corp., warrants (expiring 6/30/96)....          4,938
        12 Chemical Banking Corp.................................       722,625
         7 Federal National Mortgage Association.................       819,225
         7 Fleet Financial Group, Inc............................       277,100
        11 Franklin Resources, Inc...............................       539,012
        15 Great Western Financial Corp..........................       369,750
         9 Morgan (J.P.) & Co., Inc..............................       738,300
        19 Providian Corp........................................       757,950
        14 St. Paul Companies, Inc...............................       750,938
         5 SunAmerica, Inc.......................................       213,750
                                                                    -----------
                                                                      8,774,049
                                                                    -----------
           HEALTH CARE 8.5%
         5 American Home Products Corp...........................       455,900
        *5 Amgen, Inc............................................       267,187
         6 Bristol-Myers Squibb Co...............................       532,425
        63 Caremark International, Inc...........................     1,134,625
        25 Community Psychiatric Centers.........................       305,025
        27 Mallinckrodt Group, Inc...............................       978,488
         9 Merck & Co., Inc......................................       618,050
         4 Pfizer, Inc...........................................       264,600
        10 Pharmacia & Upjohn, Inc...............................       393,313
         8 Schering-Plough Corp..................................       448,950
       *14 Tenet Healthcare Corp.................................       286,350
         8 Warner-Lambert Co.....................................       786,713
                                                                    -----------
                                                                      6,471,626
                                                                    -----------
           PRODUCER MANUFACTURING 9.1%
         4 Emerson Electric Co...................................       318,825
         5 Fluor Corp............................................       330,000
        10 Foster Wheeler Corp...................................       425,000
        19 General Electric Co...................................     1,389,600
         7 Honeywell, Inc........................................       325,788

                                               See Notes to Financial Statements

 COMMON STOCK FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
        *3 ITT Industries........................................   $    81,600
        10 Rockwell International Corp...........................       528,750
        11 TRW, Inc..............................................       829,250
       *10 Varity Corp...........................................       378,675
        76 WMX Technologies, Inc.................................     2,282,450
                                                                    -----------
                                                                      6,889,938
                                                                    -----------
           RAW MATERIALS/PROCESSING INDUSTRIES 11.9%
         4 Air Products & Chemicals., Inc........................       216,275
        24 Barrick Gold Corp.....................................       635,637
        14 Boise Cascade Corp....................................       495,137
         7 Consolidated Papers...................................       381,650
        *2 Crown Vantage, Inc....................................        33,487
        16 Du Pont (E.I) de Nemours & Co, Inc....................     1,124,987
         9 Freeport McMoRan, Inc., Copper and Gold, Class B......       244,687
         8 Georgia-Pacific Corp..................................       562,725
         9 Homestake Mining and Gold.............................       146,875
        20 International Paper Co................................       757,500
        51 James River Corp......................................     1,218,313
         7 Mead Corp.............................................       339,625
         7 Monsanto Co...........................................       796,250
         7 Nalco Chemical Co.....................................       201,838
         4 Newmont Gold Co.......................................       192,500
         9 Nucor Corp............................................       491,275
        13 Union Camp Corp.......................................       600,075
         6 Union Carbide Corp....................................       217,500
         7 Willamette Industries, Inc............................       388,125
                                                                    -----------
                                                                       9,044,461
                                                                    -----------
           TECHNOLOGY 4.6%
         3 Avnet, Inc............................................        152,150
       *10 Gateway 2000, Inc.....................................        254,800
        13 General Dynamics Corp.................................        762,712
         7 General Motors Corp., Class H.........................        343,875
         4 Hewlett-Packard Co....................................        293,125
         4 Intel Corp............................................        215,650
         8 International Business Machines Corp..................        743,175
       *11 LSI Logic Corp........................................        363,525
         4 Motorola, Inc.........................................        228,000
        *8 National Semiconductor Corp...........................        171,325
                                                                    -----------
                                                                       3,528,337
                                                                    -----------
           TRANSPORTATION 1.0%
        *4 AMR Corp..............................................        311,850
         3 Canadian National Railway.............................         48,000
        10 Illinois Central Corp.................................        364,563
                                                                    -----------
                                                                         724,413
                                                                    -----------
           UTILITIES 11.6%
         4 American Electric Power, Inc..........................        170,100
         7 Ameritech Corp........................................        383,500
        13 AT&T Corp.............................................        867,650
         6 Bell Atlantic Corp....................................        374,500
         9 Bellsouth Corp........................................        391,500

                                               See Notes to Financial Statements

 COMMON STOCK FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                             Market Value
-------------------------------------------------------------------------------
         1 Boston Edison Co.....................................   $    38,350
         4 Carolina Power & Light Co............................       131,100
         4 Central & South West Corp............................       103,137
         3 CMS Energy Group.....................................        80,662
         4 Detroit Edison Co....................................       151,800
         9 FPL Group, Inc.......................................       426,650
        11 Frontier Corp........................................       315,000
         2 General Public Utilities Corp........................        78,200
         8 Illinova Corp........................................       249,000
        22 MCI Communications Corp..............................       569,525
         3 New York State Electric & Gas Corp...................        77,625
         2 NIPSCO Industries, Inc...............................        76,500
         2 Northern State Power.................................        78,600
         7 NYNEX Corp...........................................       356,400
         3 Ohio Edison Co.......................................        77,550
         2 Oklahoma Gas & Electric Co...........................        77,400
         6 Pacific Telesis Group................................       188,300
         4 Pacificorp...........................................        80,750
        20 Peco Energy Co.......................................       608,525
         3 Pinnacle West Capital Corp...........................        80,500
         3 Public Service Co. of Colorado.......................       106,125
        11 Public Service Co. of New Mexico.....................       193,875
         3 Rochester Gas & Electric Co..........................        72,400
         7 SBC Communications, Inc..............................       379,500
         3 Southwestern Public Service Co.......................        81,875
        24 Sprint Corp..........................................       964,975
         9 Telefonica de Espana, SA, ADR........................       381,063
         3 Texas Utilities Co...................................       115,150
         7 US West Communications Group.........................       250,250
         2 Unicom Corp..........................................        75,325
        *5 WorldCom, Inc........................................        172,725
                                                                   -----------
                                                                      8,826,087
                                                                   -----------
           TOTAL COMMON STOCK AND EQUIVALENTS (Cost
           $62,609,418).........................................     71,883,862
                                                                   -----------
 Par
 Amount
 (000)
 ------
           REPURCHASE AGREEMENTS 5.4%
    $4,145 Lehman Government Securities, Inc., dated 12/29/95,
           5.85%, due 01/02/96, (collateralized by U.S.
           Government obligations in a pooled cash account)
           repurchase proceeds $4,147,694
           (Cost $4,145,000)....................................      4,145,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $66,754,418) 100.0%.....................   76,028,862
 OTHER ASSETS AND LIABILITIES, NET 0.0%..........................      (19,002)
                                                                   -----------
 NET ASSETS 100%.................................................  $76,009,860
                                                                   -----------

 *  Non-income producing security

                                               See Notes to Financial Statements

 COMMON STOCK FUND                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $66,754,418).................... $76,028,862
Cash...............................................................         745
Receivable for investments sold....................................     165,995
Dividends and interest receivable..................................     154,343
Other assets.......................................................      20,403
                                                                    -----------
 Total Assets......................................................  76,370,348
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................     200,775
Payable for Fund shares redeemed...................................      66,703
Due to Adviser.....................................................      26,292
Deferred Trustees' compensation....................................      20,167
Due to shareholder service agent...................................       1,200
Accrued expenses...................................................      45,351
                                                                    -----------
 Total Liabilities.................................................     360,488
                                                                    -----------
NET ASSETS, equivalent to $14.69 per share......................... $76,009,860
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 5,173,759 shares outstanding................... $    51,738
Capital surplus....................................................  64,118,310
Undistributed net realized gain on securities......................   2,532,183
Net unrealized appreciation of securities..........................   9,274,444
Undistributed net investment income................................      33,185
                                                                    -----------
NET ASSETS......................................................... $76,009,860
                                                                    -----------

                                       22
                                               See Notes to Financial Statements

 COMMON STOCK FUND                                       FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                               December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................................................    $ 1,632,554
Interest......................................................        259,259
                                                                  -----------
 Investment income............................................      1,891,813
                                                                  -----------
EXPENSES
Management fees...............................................        355,715
Shareholder service agent's fees and expenses.................         15,940
Accounting services...........................................         55,772
Trustees' fees and expenses...................................         13,161
Audit fees....................................................         14,703
Custodian fees................................................         16,307
Legal fees....................................................          3,795
Reports to shareholders.......................................          7,487
Miscellaneous.................................................            657
Expense reimbursement.........................................        (56,680)
                                                                  -----------
 Total expenses...............................................        426,857
                                                                  -----------
NET INVESTMENT INCOME.........................................      1,464,956
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities...............................     10,869,574
Net unrealized appreciation of securities during the period...      9,837,636
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES................     20,707,210
                                                                  -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............    $22,172,166
                                                                  -----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31
                                                      ------------------------
                                                             1995         1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................... $67,471,922  $72,259,545
                                                      -----------  -----------
OPERATIONS
 Net investment income...............................   1,464,956    1,190,278
 Net realized gain on securities.....................  10,869,574    6,950,717
 Net unrealized appreciation (depreciation) of
 securities during the period........................   9,837,636  (10,647,731)
                                                      -----------  -----------
  Increase (decrease) in net assets resulting from
  operation..........................................  22,172,166   (2,506,736)
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income...............................  (1,446,938)  (1,197,291)
 Net realized gain on securities.....................  (8,808,250)  (6,788,651)
                                                      -----------  -----------
                                                      (10,255,188)  (7,985,942)
                                                      -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold...........................   6,340,082   11,714,030
 Proceeds from shares issued for distributions
 reinvested..........................................  10,255,188    7,985,942
 Cost of shares redeemed............................. (19,974,310) (13,994,917)
                                                      -----------  -----------
  Increase (decrease) in net assets from capital
  transactions.......................................  (3,379,040)   5,705,055
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS....................   8,537,938   (4,787,623)
                                                      -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $33,185
 and $15,167, respectively).......................... $76,009,860  $67,471,922
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS
Shares sold..........................................     438,275      827,085
Shares issued for distributions reinvested...........     703,905      648,452
Shares redeemed......................................  (1,413,351)    (989,273)
                                                      -----------  -----------
  Increase (decrease) in capital shares outstanding..    (271,171)     486,264
                                                      -----------  -----------

                                       23
                                               See Notes to Financial Statements

 COMMON STOCK FUND                                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated

--------------------------------------------------------------------------------

                                              Year Ended December 31
                                       ----------------------------------------
                                          1995     1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.   $12.39   $14.57  $14.21  $13.44  $10.09
                                       -------  -------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...................      .41      .33     .30     .31    .335
 Expenses............................     (.10)    (.09)   (.11)   (.10)   (.10)
 Expense reimbursement(/1/)..........      .01      .01     .02     .02     .03
                                       -------  -------  ------  ------  ------
Net investment income................      .32      .25     .21     .23    .265
Net realized and unrealized gain
 (loss) on securities................     4.22   (.7625) 1.0325     .77    3.37
                                       -------  -------  ------  ------  ------
Total from investment operations.....     4.54   (.5125) 1.2425    1.00   3.635
                                       -------  -------  ------  ------  ------
LESS DISTRIBUTIONS FROM
 Net investment income...............   (.3175)    (.25)  (.215)   (.23)  (.285)
 Net realized gain on securities.....  (1.9225) (1.4175) (.6675)    --      --
                                       -------  -------  ------  ------  ------
Total distributions..................    (2.24) (1.6675) (.8825)   (.23)  (.285)
                                       -------  -------  ------  ------  ------
Net asset value, end of period.......   $14.69   $12.39  $14.57  $14.21  $13.44
                                       -------  -------  ------  ------  ------
TOTAL RETURN.........................    36.98%  (3.39%)  8.98%   7.48%  36.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).    $76.0    $67.5   $72.3   $65.6   $57.8
Average net assets (millions)........    $71.1    $69.3   $69.0   $58.0   $36.4
Ratios to average net assets(/1/)
 Expenses............................     .60%     .60%    .60%    .60%    .60%
 Expenses, without expense
  reimbursement......................     .68%     .68%    .72%    .74%    .90%
 Net investment income...............    2.06%    1.72%   1.41%   1.78%   2.33%
 Net investment income, without
  expense reimbursement..............    1.98%    1.64%   1.29%   1.64%   2.03%
Portfolio turnover rate..............     145%     153%    139%    116%     95%

(1) See Note 2.

                                       24
                                               See Notes to Financial Statements

 DOMESTIC STRATEGIC INCOME FUND                      PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        CORPORATE OBLIGATIONS 84.4%
        CONSUMER DISTRIBUTION 12.8%
 $  500 Americold Corp.........................   15.000% 05/01/07  $   500,000
    500 Borden, Inc. ..........................    7.875  02/15/23      475,100
    300 ConAgra, Inc. .........................    9.750  03/01/21      392,127
    500 Nabisco, Inc...........................    7.550  06/15/15      522,950
    500 Ralphs Grocery Co......................   13.750  06/15/05      535,000
    500 Specialty Retailers, Inc...............   11.000  08/15/03      465,000
    500 Sysco Corp.............................    6.500  06/15/05      516,620
                                                                    -----------
                                                                      3,406,797
                                                                    -----------
        CONSUMER NON-DURABLES 5.4%
    500 Dr Pepper/Seven-Up Companies, Inc......     **    11/01/02      470,625
    500 Fieldcrest Cannon, Inc.................   11.250  06/15/04      465,000
    500 Westpoint Stevens......................    9.375  12/15/05      491,875
                                                                    -----------
                                                                      1,427,500
                                                                    -----------
        CONSUMER SERVICES 18.2%
    500 Continental Cablevision (private
        placement, purchased on 12/08/95)......    8.300  05/15/06      502,500
    500 Cox Communications, Inc................    7.250  11/15/15      518,150
    500 New York Times Co......................    8.250  03/15/25      575,300
    500 News America Holdings, Inc.............   10.125  10/15/12      612,870
    500 Petro PSC Properties...................   12.500  06/01/02      475,000
    500 TCI Communications, Inc................    8.750  08/01/15      554,200
    500 Time Warner, Inc.......................    9.125  01/15/13      563,350
    500 Valassis Communications, Inc...........    9.550  12/01/03      516,950
    500 Viacom, Inc............................    7.625  01/15/16      505,900
                                                                    -----------
                                                                      4,824,220
                                                                    -----------
        ENERGY 14.1%
    300 Coastal Corp. .........................   10.250  10/15/04      373,170
    500 HS Resources, Inc......................    9.875  12/01/03      492,500
    500 Occidental Petroleum Corp..............   10.125  11/15/01      597,350
    500 PDV America, Inc.......................    7.875  08/01/03      503,800
    500 Plains Resources, Inc..................   12.000  10/01/99      526,250
    500 Texaco Capital, Inc....................    8.625  06/30/10      615,900
    250 Union Oil Co. of California............    9.250  02/01/03      292,500
    350 Vintage Petroleum......................    9.000  12/15/05      354,375
                                                                    -----------
                                                                      3,755,845
                                                                    -----------
        FINANCE 2.8%
    247 Blue Bell Funding, Inc.................   11.850  05/01/99      217,360
    500 Phoenix Re Corp........................    9.750  08/15/03      532,500
                                                                    -----------
                                                                        749,860
                                                                    -----------
        HEALTH CARE 3.0%
    500 Quorum Health Group....................   11.875  12/15/02      561,250
    200 Tenet Healthcare Corp..................   10.125  03/01/05      221,250
                                                                    -----------
                                                                        782,500
                                                                    -----------


                                       25
                                               See Notes to Financial Statements

 DOMESTIC STRATEGIC INCOME FUND          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                           Coupon  Maturity Market Value
-------------------------------------------------------------------------------
            RAW MATERIALS/PROCESSING
            INDUSTRIES 11.4%
    $   500 Boise Cascade Corp.................    9.450% 11/01/09  $   622,100
        500 Georgia-Pacific Corp. .............    9.950  06/15/02      598,080
        400 IMC Fertilizer Group, Inc..........    9.450  12/15/11      429,000
        500 Noranda, Inc.......................    8.125  06/15/04      554,200
        500 Smurfit Capital Funding............    6.750  11/20/05      513,000
        265 UCAR Global Enterprise, Inc........   12.000  01/15/05      304,088
                                                                   -----------
                                                                      3,020,468
                                                                   -----------
            TECHNOLOGY 1.8%
        500 Unisys Corp........................   13.500  07/01/97      476,250
                                                                   -----------
            TRANSPORTATION 11.9%
        500 Delta Air Lines, Inc...............    9.750  05/15/21      619,350
        500 International Shipholding Corp.....    9.000  07/01/03      500,000
        350 Kansas City Southern Industries,
            Inc................................    8.800  07/01/22      394,975
        250 Southern Pacific Rail Corp.........    9.375  08/15/05      271,875
        500 Southwest Airlines Co..............    9.400  07/01/01      577,050
        500 Union Pacific Co...................    8.350  05/01/25      560,400
        200 United Air Lines, Inc., Series
            1991-A.............................   10.020  03/22/14      240,760
                                                                   -----------
                                                                      3,164,410
                                                                   -----------
            UTILITIES 3.0%
        350 Monongahela Power Co. .............    8.375  07/01/22      396,515
        350 Public Service Co. of Colorado.....    8.750  03/01/22      409,255
                                                                   -----------
                                                                        805,770
                                                                   -----------
             TOTAL CORPORATE OBLIGATIONS (Cost $21,173,889).....     22,413,620
                                                                   -----------
            GOVERNMENT OBLIGATIONS 15.0%
     *1,000 Federal National Mortgage
            Association, Forward...............    7.500  12/31/23    1,024,380
      1,010 Federal National Mortgage
            Association, Pool..................   10.000  04/01/21    1,109,506
        350 Province of Newfoundland (Canada)..    8.650  10/22/22      417,445
        350 Province of Saskatchewan (Canada)..    8.000  02/01/13      398,160
 (/1/)1,000 United States Treasury Notes.......    6.750  06/30/99    1,045,470
                                                                   -----------
             TOTAL GOVERNMENT OBLIGATIONS (Cost $3,789,708).....      3,994,961
                                                                   -----------

                                       26
                                               See Notes to Financial Statements

 DOMESTIC STRATEGIC INCOME FUND          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                            Coupon Maturity Market Value
-------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCK 0.9%
  2,226    Arcadian Corp.......................                    $    43,129
 *2,500    F F Holdings Co. (private placement,
           purchased on 10/6/92)...............                          5,000
 *6,889    Supermarkets General Holdings Corp.,
           $3.52 preferred stock, Payment in
           Kind (cost $166,940)................                        199,781
                                                                   -----------
           TOTAL COMMON AND PREFERRED STOCK (Cost $184,374).....       247,910
                                                                   -----------
 Par
 Amount
 (000)
------
           REPURCHASE AGREEMENT 1.7%
 $  445    Lehman Government Securities, Inc.,
           dated 12/29/95 (collateralized by
           U.S. Government obligations in a
           pooled cash account) repurchase
           proceeds $445,289 (Cost $445,000)...   5.850% 01/02/96      445,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $25,592,971) 102.0%....................    27,101,491
 OTHER ASSETS AND LIABILITIES, NET (2.0%).......................      (539,196)
                                                                   -----------
 NET ASSETS 100%................................................   $26,562,295
                                                                  -----------

 *Non-income producing security.
**Zero Coupon

(/1/)Security with a market value of $1.0 million was placed as collateral for forward commitments (see Note 1B).

                                       27
                                               See Notes to Financial Statements

 DOMESTIC STRATEGIC INCOME FUND           STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------
ASSETS

Investment, at market value (Cost $25,592,971)....................  $27,101,491
Cash..............................................................          554
Receivable for investments sold...................................    2,037,500
Interest receivable...............................................      492,763
Receivable for Fund shares sold...................................       10,183
Other assets......................................................       18,339
                                                                    -----------
 Total Assets.....................................................   29,660,830
                                                                    -----------
LIABILITIES
Payable for investments purchased.................................    3,026,250
Deferred Trustees' compensation...................................       15,505
Due to Adviser....................................................        9,728
Payable for Fund shares redeemed..................................        1,635
Due to shareholder service agent..................................        1,155
Accrued expenses and other liabilities............................       44,262
                                                                    -----------
 Total Liabilities................................................    3,098,535
                                                                    -----------
NET ASSETS, equivalent to $8.21 per share.........................  $26,562,295
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 3,235,694 shares outstanding..................  $    32,357
Capital surplus...................................................   27,033,560
Accumulated net realized loss on securities.......................   (2,028,673)
Net unrealized appreciation of securities.........................    1,508,520
Undistributed net investment income...............................       16,531
                                                                    -----------
NET ASSETS........................................................  $26,562,295
                                                                    -----------

                                       28
                                               See Notes to Financial Statements

 DOMESTIC STRATEGIC INCOME FUND                          FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                   Year Ended
                            December 31, 1995
----------------------------------------------
INVESTMENT INCOME
Interest..................         $2,263,167
Dividends.................              3,821
                                   ----------
  Investment income.......          2,266,988
                                   ----------
EXPENSES
Management fees...........            130,064
Shareholder service
agent's fees and expenses.             15,840
Accounting services.......             49,819
Trustees' fees and
expenses..................             11,467
Audit fees................             20,124
Custodian fees............              3,969
Legal fees................              3,948
Reports to shareholders...              6,212
Miscellaneous.............              1,520
Expense reimbursement.....            (86,887)
                                   ----------
  Total expenses..........            156,076
                                   ----------
NET INVESTMENT INCOME.....          2,110,912
                                   ----------
REALIZED AND UNREALIZED
GAIN ON SECURITIES
Net realized gain on
securities................            222,049
Net unrealized
appreciation of securities
during the period.........          2,671,771
                                   ----------
NET REALIZED AND
 UNREALIZED GAIN ON
 SECURITIES...............          2,893,820
                                   ----------
INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............         $5,004,732
                                   ----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31
                                                      ------------------------
                                                             1995         1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................... $21,273,969  $27,443,291
                                                      -----------  -----------
OPERATIONS
 Net investment income...............................   2,110,912    2,178,975
 Net realized gain (loss) on securities..............     222,049     (857,071)
 Net unrealized appreciation (depreciation) of secu-
  rities during the period...........................   2,671,771   (2,543,211)
                                                      -----------  -----------
  Increase (decrease) in net assets resulting from
     operations......................................   5,004,732   (1,221,307)
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME..............................................  (2,098,216)  (2,170,097)
                                                      -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold...........................   7,719,168    9,066,088
 Proceeds from shares issued for distributions rein-
  vested.............................................   2,098,217    2,170,097
 Cost of shares redeemed.............................  (7,435,575) (14,014,103)
                                                      -----------  -----------
  Increase (decrease) in net assets from capital
     transactions....................................   2,381,810   (2,777,918)
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS....................   5,288,326   (6,169,322)
                                                      -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $16,531
 and $11,622, respectively).......................... $26,562,295  $21,273,969
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS
Shares sold..........................................     997,934    1,100,823
Shares issued for distributions reinvested...........     258,208      296,939
Shares redeemed......................................    (915,148)  (1,700,172)
                                                      -----------  -----------
 Increase (decrease) in capital shares outstanding...     340,994     (302,410)
                                                      -----------  -----------

                                       29
                                               See Notes to Financial Statements

 DOMESTIC STRATEGIC INCOME FUND                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                           Year Ended December 31
                                   --------------------------------------------
                                      1995     1994      1993     1992     1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period..........................    $7.35    $8.58     $8.00    $7.74    $6.98
                                   -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...............      .76      .91       .77      .74     .725
 Expenses........................     (.08)    (.10)     (.09)    (.07)    (.07)
 Expense reimbursement(/1/)......      .03      .04       .04      .02      .03
                                   -------  -------   -------  -------  -------
Net investment income............      .71      .85       .72      .69     .685
Net realized and unrealized gain
 (loss) on securities............    .8525  (1.2275)    .5825    .2725    .7525
                                   -------  -------   -------  -------  -------
Total from investment operations.   1.5625   (.3775)   1.3025    .9625   1.4375
                                   -------  -------   -------  -------  -------
LESS DISTRIBUTIONS FROM NET
 INVESTMENT INCOME...............   (.7025)  (.8525)   (.7225)  (.7025)  (.6775)
                                   -------  -------   -------  -------  -------
Net asset value, end of period...    $8.21    $7.35     $8.58    $8.00    $7.74
                                   -------  -------   -------  -------  -------
TOTAL RETURN.....................    21.37%   (4.33%)   16.32%   12.50%   21.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)......................    $26.6    $21.3     $27.4    $21.1    $17.4
Average net assets (millions)....    $26.0    $26.1     $26.7    $18.8    $10.6
Ratios to average net assets(/1/)
 Expenses........................      .60%     .60%      .60%     .60%     .60%
 Expenses, without expense
  reimbursement..................      .93%     .95%      .95%     .95%     .95%
 Net investment income...........     8.11%    8.35%     7.80%    8.89%    9.72%
 Net investment income, without
  expense reimbursement..........     7.78%    8.00%     7.40%    8.54%    9.37%
Portfolio turnover rate..........       54%      94%      130%     117%      90%

(1) See Note 2.

                                       30
                                               See Notes to Financial Statements

 GOVERNMENT FUND                                     PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount                                                                 Market
 (000)   Description                  Coupon        Maturity             Value
-------------------------------------------------------------------------------
         UNITED STATES AGENCY
         OBLIGATIONS 64.4%
         Federal Home Loan Mortgage
  $2,807 Corp., Pools..............    7.000% 12/31/23 to 07/01/24 $ 2,831,914
         Federal Home Loan Mortgage
   1,672 Corp., Pools..............    7.500  06/01/24 to 10/01/24   1,714,248
         Federal Home Loan Mortgage
   1,900 Corp., Pools..............    8.000  09/01/24 to 10/01/24   1,968,094
          Federal National Mortgage
   2,484 Association, CMO..........    6.294              03/25/09   2,490,878
          Federal National Mortgage
   2,385 Association, Pool.........    6.274              03/25/09   2,387,947
          Federal National Mortgage
 **1,928 Association, Pools........    7.000  12/01/23 to 06/01/24   1,942,177
          Federal National Mortgage
   1,761 Association, Pools........    7.500  05/01/24 to 10/01/24   1,804,249
          Federal National Mortgage
 **3,768 Association, Pools........    8.000  04/01/24 to 10/01/24   3,902,465
          Federal National Mortgage
   1,488 Association, Pool.........   11.000              11/01/20   1,663,149
                Government National
              Mortgage Association,
 **6,859 Pools.....................    7.000  04/15/23 to 10/15/24   6,936,058
                Government National
              Mortgage Association,
 **5,493 Pools.....................    7.500  04/15/22 to 06/15/24   5,647,105
                Government National
              Mortgage Association,
   3,278 Pools.....................    8.000  05/15/17 to 11/15/24   3,411,836
                Government National
              Mortgage Association,
     755 Pools.....................    8.500  04/15/17 to 07/15/17     792,886
                Government National
              Mortgage Association,
     307 Pools.....................   11.000  09/15/10 to 08/15/20     343,398
             Student Loan Marketing
 **5,000 Association...............    7.500              03/08/00   5,357,800
                                                                   -----------
         TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost
         $41,578,470)...........................................    43,194,204
                                                                   -----------
         UNITED STATES TREASURY
         OBLIGATIONS 26.4%
   1,500 Treasury Notes............    6.250              05/31/00   1,550,385
 **6,000 Treasury Notes............    7.750              12/31/99   6,510,000
 **6,000 Treasury Notes............    7.875              01/15/98   6,304,680
 **2,000 Treasury Notes............    8.000              05/15/01   2,237,180
   1,000 Treasury Notes............    9.000              05/15/98   1,082,660
                                                                   -----------
         TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost
         $17,369,531)...........................................    17,684,905
                                                                   -----------
         FORWARD PURCHASE
         COMMITMENTS 13.6%
  *2,000 Government National
         Mortgage Association......    7.000        settling 01/96   2,022,500
  *7,000 United States Treasury
         Notes.....................    5.750        settling 01/96   7,064,540
                                                                   -----------
         TOTAL FORWARD PURCHASE COMMITMENTS (Cost $9,026,953)...     9,087,040
                                                                   -----------
         REPURCHASE AGREEMENT 7.8%
   5,210 Lehman Government
         Securities, Inc., dated
         12/29/95 (collateralized
         by U.S. Government
         obligations in a pooled
         cash account) repurchase
         proceeds $5,213,387 (Cost
         $5,210,000)...............    5.850              01/02/96   5,210,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $73,184,954) 112.2%....................    75,176,149
 OTHER ASSETS AND LIABILITIES, NET (12.2%)......................    (8,156,941)
                                                                   -----------
 NET ASSETS 100%................................................   $67,019,208
                                                                   -----------

*Non-income producing security.
**Securities with a market value of approximately $38.8 million were placed as collateral for futures contracts and forward purchase commitments (see Note
1B).
ARM--adjustable rate mortgage backed security
CMO--collateralized mortgage obligation

                                       31
                                               See Notes to Financial Statements

 GOVERNMENT FUND                          STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------
ASSETS

Investments, at market value (Cost $73,184,954)..................  $ 75,176,149
Cash.............................................................         4,138
Receivable for investments sold..................................     5,510,781
Interest receivable..............................................       916,013
Unrealized appreciation on forward commitments...................        85,020
Receivable from broker for variation margin......................        51,406
Other assets.....................................................        63,582
                                                                   ------------
 Total Assets....................................................    81,807,089
                                                                   ------------
LIABILITIES
Payable for investments purchased................................    14,641,583
Unrealized depreciation on forward commitments...................        23,914
Due to Adviser...................................................        21,689
Deferred Trustees' compensation..................................        20,025
Payable for Fund shares redeemed.................................        19,303
Due to shareholder service agent.................................         1,200
Accrued expenses.................................................        60,167
                                                                   ------------
 Total Liabilities...............................................    14,787,881
                                                                   ------------
NET ASSETS, equivalent to $9.06 per share........................  $ 67,019,208
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share;
 unlimited shares authorized; 7,399,648 shares outstanding.......  $     73,996
Capital surplus..................................................    78,076,858
Accumulated net realized loss on securities......................   (13,544,629)
Net unrealized appreciation of securities
 Investments.....................................................     1,991,195
 Forward commitments.............................................        61,106
 Futures contracts...............................................       345,267
Undistributed net investment income..............................        15,415
                                                                   ------------
NET ASSETS.......................................................  $ 67,019,208
                                                                   ------------

                                               See Notes to Financial Statements

 GOVERNMENT FUND                                         FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                    Year Ended
                                                             December 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME
Interest....................................................       $ 4,992,539
                                                                   -----------
EXPENSES
Management fees.............................................           333,447
Shareholder service agent's fees and expenses...............            16,066
Accounting services.........................................            57,526
Trustees' fees and expenses.................................            12,049
Audit fees..................................................            23,204
Custodian fees..............................................            25,654
Legal fees..................................................             3,727
Reports to shareholders.....................................             5,233
Miscellaneous...............................................               651
Expense reimbursement.......................................           (77,421)
                                                                   -----------
  Total expenses............................................           400,136
                                                                   -----------
NET INVESTMENT INCOME.......................................         4,592,403
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments................................................           387,319
 Forward commitments........................................         1,092,109
 Futures contracts..........................................          (221,413)
Net unrealized appreciation of securities during the period
 Investments................................................         4,323,795
 Forward commitments........................................            34,537
 Futures contracts..........................................           347,644
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............         5,963,991
                                                                   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............       $10,556,394
                                                                   -----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31
                                                     ------------------------
                                                            1995         1994
------------------------------------------------------------------------------
NET ASSETS, beginning of period..................... $65,513,261  $80,630,053
                                                     -----------  -----------
OPERATIONS
 Net investment income..............................   4,592,403    4,717,706
 Net realized gain (loss) on securities.............   1,258,015   (6,083,772)
 Net unrealized appreciation (depreciation) of secu-
  rities during the period..........................   4,705,976   (2,217,746)
                                                     -----------  -----------
  Increase (decrease) in net assets resulting from
     operations.....................................  10,556,394   (3,583,812)
                                                     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME.............................................  (4,588,452)  (4,508,286)
                                                     -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold..........................   2,668,721    3,484,195
 Proceeds from shares issued for distributions rein-
  vested............................................   4,588,452    4,508,286
 Cost of shares redeemed............................ (11,719,168) (15,017,175)
                                                     -----------  -----------
  Decrease in net assets from capital transactions..  (4,461,995)  (7,024,694)
                                                     -----------  -----------
INCREASE (DECREASE) IN NET ASSETS...................   1,505,947  (15,116,792)
                                                     -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $15,415 and accumulated
 net investment loss of $4,137, respectively)....... $67,019,208  $65,513,261
                                                     -----------  -----------
CAPITAL SHARE TRANSACTIONS
Shares sold.........................................     307,711      405,270
Shares issued for distributions reinvested..........     524,601      524,430
Shares redeemed.....................................  (1,347,594)  (1,719,219)
                                                     -----------  -----------
  Decrease in capital shares outstanding............    (515,282)    (789,519)
                                                     -----------  -----------

                                       33
                                               See Notes to Financial Statements

 GOVERNMENT FUND                                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                              Year Ended December 31
                                         --------------------------------------
                                          1995    1994     1993     1992   1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $8.28   $9.26    $9.13    $9.29  $8.70
                                         -----  ------   ------  -------  -----
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................    .65     .61      .62      .72    .79
 Expenses..............................   (.06)   (.06)    (.06)   (.064)  (.06)
 Expense reimbursement(/1/)............    .01     .01      .01     .009    .01
                                         -----  ------   ------  -------  -----
Net investment income..................    .60     .56      .57     .665    .74
Net realized and unrealized gain (loss)
 on securities.........................    .78   (.985)    .135   (.1575)   .60
                                         -----  ------   ------  -------  -----
Total from investment operations.......   1.38   (.425)    .705    .5075   1.34
                                         -----  ------   ------  -------  -----
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME................................   (.60)  (.555)   (.575)  (.6675)  (.75)
                                         -----  ------   ------  -------  -----
Net asset value, end of period.........  $9.06   $8.28    $9.26    $9.13  $9.29
                                         -----  ------   ------  -------  -----
TOTAL RETURN...........................  17.17%  (4.63%)   7.86%    5.73% 16.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...  $67.0   $65.5    $80.6    $74.8  $77.0
Average net assets (millions)..........  $66.7   $70.3    $78.6    $74.6  $72.9
Ratios to average net assets(/1/)
 Expenses..............................    .60%    .60%     .60%     .60%   .60%
 Expenses, without expense
  reimbursement........................    .72%    .70%     .70%     .70%   .70%
 Net investment income.................   6.89%   6.71%    6.45%    7.29%  8.37%
 Net investment income, without expense
  reimbursement........................   6.77%   6.61%    6.35%    7.19%  8.27%
Portfolio turnover rate................    164%    192%      91%      36%    57%

(1) See Note 2.

                                       34
                                               See Notes to Financial Statements

 MONEY MARKET FUND                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount                                                                 Market
 (000)  Description                                Coupon Maturity       Value
-------------------------------------------------------------------------------
        UNITED STATES AGENCY AND GOVERNMENT
        OBLIGATIONS 49.6%
 $1,000 Federal Farm Credit Banks...............   5.428% 05/03/96 $   981,710
  1,825 Federal Home Loan Banks.................   5.677  03/15/96   1,803,974
  2,000 Federal Home Loan Mortgage Corp.........   5.606  01/04/96   1,998,755
  1,000 Federal National Mortgage Association...   5.384  06/13/96     975,983
  2,000 Federal National Mortgage Association...   5.417  06/14/96   1,951,399
  3,000 United States Treasury Bills............   4.406  02/15/96   2,982,480
                                                                   -----------
        TOTAL UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS
        (Cost $10,694,301).......................................   10,694,301
                                                                   -----------
        REPURCHASE AGREEMENTS 31.2%(/1/)
  2,000 BA Securities, repurchase proceeds
        $2,001,289..............................   5.800  01/02/96   2,000,000
  2,370 Lehman Government Securities, Inc.,
        repurchase proceeds $2,371,547..........   5.875  01/02/96   2,370,000
  2,370 SBC Capital Markets, Inc., repurchase
        proceeds $2,371,541.....................   5.850  01/02/96   2,370,000
                                                                   -----------
        TOTAL REPURCHASE AGREEMENTS (Cost $6,740,000)............    6,740,000
                                                                   -----------
        COMMERCIAL PAPER 19.4%
  1,000 Associates Corp. of North America.......   5.772  01/09/96     998,578
  1,000 Chevron Oil Finance Co..................   5.778  01/10/96     998,403
  1,100 General Electric Capital Corp...........   5.659  02/12/96   1,092,669
  1,100 Toronto Dominion Holdings...............   5.708  03/06/96   1,088,808
                                                                   -----------
         TOTAL COMMERCIAL PAPER (Cost $4,178,458)................    4,178,458
                                                                   -----------
 TOTAL INVESTMENTS (Cost $21,612,759) 100.2%.....................   21,612,759
 OTHER ASSETS AND LIABILITIES, NET (0.2%)........................      (37,842)
                                                                   -----------
 NET ASSETS 100%.................................................  $21,574,917
                                                                   -----------

(1) Dated 12/29/95, collateralized by U.S. Government obligations in a pooled cash account

                                       35
                                               See Notes to Financial Statements

 MONEY MARKET FUND                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at amortized cost....................................  $21,612,759
Cash..............................................................        5,647
Other assets......................................................       21,548
                                                                    -----------
 Total Assets.....................................................   21,639,954
                                                                    -----------
LIABILITIES
Deferred Trustees' compensation...................................       18,162
Payable for Fund shares redeemed..................................        6,873
Due to Adviser....................................................        2,876
Due to shareholder service agent..................................        1,215
Accrued expenses..................................................       35,911
                                                                    -----------
 Total Liabilities................................................       65,037
                                                                    -----------
NET ASSETS, equivalent to $1.00 per share.........................  $21,574,917
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 21,575,617 shares outstanding.................  $   215,756
Capital surplus...................................................   21,359,861
Accumulated net investment loss...................................         (700)
                                                                    -----------
NET ASSETS........................................................  $21,574,917
                                                                    -----------

                                       36
                                               See Notes to Financial Statements

 MONEY MARKET FUND                                       FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                     Year Ended
                                                              December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest.....................................................        $1,440,718
                                                                     ----------
EXPENSES
Management fees..............................................           121,552
Shareholder service agent's fees and expenses................            16,192
Accounting services..........................................            48,109
Trustees' fees and expenses..................................            11,074
Audit fees...................................................            14,003
Custodian fees...............................................             5,136
Legal fees...................................................             3,889
Reports to shareholders......................................             5,844
Miscellaneous................................................               700
Expense reimbursement........................................           (80,637)
                                                                     ----------
 Total expenses..............................................           145,862
                                                                     ----------
NET INVESTMENT INCOME........................................         1,294,856
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $1,294,856
                                                                     ----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31
                                                      ------------------------
                                                             1995         1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................... $28,547,675  $29,966,001
                                                      -----------  -----------
OPERATIONS
 Net investment income...............................   1,294,856    1,109,674
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME..............................................  (1,295,753)  (1,109,772)
                                                      -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold...........................  10,862,643   22,474,029
 Proceeds from shares issued for distributions
  reinvested.........................................   1,295,753    1,107,713
 Cost of shares redeemed............................. (19,130,257) (24,999,970)
                                                      -----------  -----------
  Decrease in net assets from capital transactions...  (6,971,861)  (1,418,228)
                                                      -----------  -----------
DECREASE IN NET ASSETS...............................  (6,972,758)  (1,418,326)
                                                      -----------  -----------
NET ASSETS, end of period (including accumulated net
 investment loss of $700 and undistributed net
 investment income of $197, respectively)............ $21,574,917  $28,547,675
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS
Shares sold..........................................  10,862,643   22,474,029
Shares issued for distributions reinvested...........   1,295,753    1,107,713
Shares redeemed...................................... (19,130,257) (24,999,970)
                                                      -----------  -----------
  Decrease in capital shares outstanding.............  (6,971,861)  (1,418,228)
                                                      -----------  -----------

                                       37
                                               See Notes to Financial Statements

 MONEY MARKET FUND                                       FINANCIAL HIGHLIGHTS

   Selected data for a share of beneficial outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                              Year Ended December 31
                                        --------------------------------------
                                          1995    1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $1.00   $1.00   $1.00   $1.00   $1.00
                                        ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................  .0593   .0425   .0322   .0391   .0607
 Expenses.............................. (.0093) (.0087) (.0095)  (.009) (.0087)
 Expense reimbursement(/1/)............  .0033   .0027   .0035    .003   .0026
                                        ------  ------  ------  ------  ------
Net investment income..................  .0533   .0365   .0262   .0331   .0546
                                        ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME................................ (.0533) (.0365) (.0262) (.0331) (.0546)
                                        ------  ------  ------  ------  ------
Net asset value, end of period.........  $1.00   $1.00   $1.00   $1.00   $1.00
                                        ------  ------  ------  ------  ------
TOTAL RETURN...........................  5.46%   3.71%   2.66%   3.36%   5.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...  $21.6   $28.5   $30.0   $32.9   $38.0
Average net assets (millions)..........  $24.3   $30.5   $28.9   $36.2   $36.3
Ratios to average net assets(/1/)
 Expenses..............................   .60%    .60%    .60%    .60%    .60%
 Expenses, without expense
  reimbursement........................   .93%    .87%    .95%    .89%    .87%
 Net investment income.................  5.33%   3.63%   2.63%   3.32%   5.44%
 Net investment income, without expense
  reimbursement........................  5.00%   3.37%   2.28%   3.03%   5.17%

(1) See Note 2.

                                       38
                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                              PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of                                                                Market
 Shares    Description                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCK 60.2%
           CONSUMER DISTRIBUTION 3.3%
    *3,900 Best Buy, Inc..........................................   $    63,375
     4,000 Dayton Hudson Corp.....................................       300,000
     5,100 Gap, Inc...............................................       214,200
   *11,400 Kroger Co..............................................       427,500
     5,100 May Department Stores Co...............................       215,475
     6,600 Sears, Roebuck & Co....................................       257,400
    *5,700 Sports & Recreation, Inc...............................        40,613
    24,600 Wal-Mart Stores, Inc...................................       550,425
                                                                     -----------
                                                                       2,068,988
                                                                     -----------
           CONSUMER DURABLES 2.4%
     5,900 Chrysler Corp..........................................       326,713
    10,000 Ford Motor Co..........................................       290,000
    12,200 General Motors Corp....................................       645,075
     8,400 Newell Co..............................................       217,350
                                                                     -----------
                                                                       1,479,138
                                                                     -----------
           CONSUMER NON-DURABLES 4.7%
     2,000 Clorox Co..............................................       143,250
     5,000 Colgate-Palmolive Co...................................       351,250
    13,400 Dial Corp..............................................       396,975
     2,600 General Mills, Inc.....................................       150,150
     7,300 Nabisco Holdings Corp., Class A........................       238,162
    10,800 Philip Morris Companies, Inc...........................       977,400
    11,500 Quaker Oats Co.........................................       396,750
     1,800 Ralston-Purina Group...................................       112,275
     3,700 Tambrands, Inc.........................................       176,675
                                                                     -----------
                                                                       2,942,887
                                                                     -----------
           CONSUMER SERVICES 3.1%
   *14,400 Cox Communications, Inc................................       280,800
     2,400 Disney (Walt) Co.......................................       141,600
     4,600 Harcourt General, Inc..................................       192,625
    *1,500 ITT Corp...............................................        79,500
     5,600 Marriott International, Inc............................       214,200
     1,400 McGraw Hill, Inc.......................................       121,975
     5,700 New York Times Co., Class A............................       168,863
    19,900 Time Warner, Inc.......................................       753,712
                                                                     -----------
                                                                       1,953,275
                                                                     -----------

                                       39
                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares    Description                                              Market Value
--------------------------------------------------------------------------------
           ENERGY 9.3%
     3,700 Amoco Corp............................................    $   265,937
     1,400 Atlantic Richfield Co.................................        155,050
     5,500 Baker Hughes, Inc.....................................        134,062
     9,000 Coastal Corp..........................................        335,250
     7,200 Exxon Corp............................................        576,900
     3,700 Halliburton Co........................................        187,312
     3,100 Mobil Corp............................................        347,200
    10,000 Noble Affiliates, Inc.................................        298,750
     7,800 Norsk Hydro, SA, ADR..................................        326,625
    10,200 Occidental Petroleum Corp.............................        218,025
     4,400 Pacific Enterprises...................................        124,300
    14,300 Panhandle Eastern Corp................................        398,612
     8,500 Pogo Producing Co.....................................        240,125
     7,000 Repsol, SA, ADR.......................................        230,125
     5,000 Royal Dutch Petroleum Co., ADR........................        705,625
     3,300 Schlumberger, Ltd.....................................        228,525
     8,500 Sonat, Inc............................................        302,812
     6,500 Texaco, Inc...........................................        510,250
     2,100 Tosco Corp............................................         80,063
     5,900 Total, SA, ADR........................................        200,600
                                                                    -----------
                                                                       5,866,148
                                                                    -----------
           FINANCE 7.4%
     3,300 Aetna Life & Casualty Co..............................        228,525
     2,900 Allmerica Financial Corp..............................         78,300
    10,800 Allstate Corp.........................................        444,150
     3,000 AMBAC, Inc............................................        140,625
     2,100 American Bankers Insurance Group......................         81,900
     2,700 American International Group, Inc.....................        249,750
     2,500 BankAmerica Corp......................................        161,875
     3,500 Bankers Trust New York Corp...........................        232,750
    12,200 Bear Stearns Companies, Inc...........................        242,475
     6,300 Chemical Banking Corp.................................        370,125
     3,300 Federal National Mortgage Association.................        409,612
     3,600 Fleet Financial Group, Inc............................        146,700
     7,700 Franklin Resources, Inc...............................        387,888
     7,800 Great Western Financial Corp..........................        198,900
     4,900 Morgan (J.P.) & Co., Inc..............................        393,225
     9,400 Providian Corp........................................        383,050
     7,200 St. Paul Companies, Inc...............................        400,500
     2,300 SunAmerica, Inc.......................................        109,250
                                                                    -----------
                                                                       4,659,600
                                                                    -----------
           HEALTH CARE 5.4%
     2,500 American Home Products Corp...........................        242,500
    *2,400 Amgen, Inc............................................        142,500
     3,300 Bristol-Myers Squibb Co...............................        283,387
    32,400 Caremark International, Inc...........................        587,250
    12,500 Community Psychiatric Centers.........................        153,125
    13,500 Mallinckrodt Group, Inc...............................        491,063
     4,700 Merck & Co., Inc......................................        309,025
     2,200 Pfizer, Inc...........................................        138,600
     5,365 Pharmacia & Upjohn, Inc...............................        207,894
     5,000 Schering-Plough Corp..................................        273,750
    *7,100 Tenet Healthcare Corp.................................        147,325
     4,300 Warner-Lambert Co.....................................        417,638
                                                                    -----------
                                                                       3,394,057
                                                                    -----------

                                       40
                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares    Description                                              Market Value
--------------------------------------------------------------------------------
           PRODUCER MANUFACTURING 6.0%
     1,900 Emerson Electric Co...................................    $   155,325
     2,600 Fluor Corp............................................        171,600
     5,000 Foster Wheeler Corp...................................       212,500
    11,800 General Electric Co...................................       849,600
     3,300 Honeywell, Inc........................................       160,462
     1,500 ITT Industries........................................        36,000
     5,900 Rockwell International Corp...........................       311,963
     5,800 TRW, Inc..............................................       449,500
    *5,400 Varity Corp...........................................        200,475
    41,300 WMX Technologies, Inc.................................     1,233,837
                                                                    -----------
                                                                      3,781,262
                                                                    -----------
           RAW MATERIALS/PROCESSING INDUSTRIES 7.4%
     2,200 Air Products & Chemicals, Inc.........................       116,050
    14,300 Barrick Gold Corp.....................................       377,163
     9,100 Battle Mountain Gold Co...............................        76,213
     7,100 Boise Cascade Corp....................................       245,837
     3,700 Consolidated Papers...................................       207,662
    *1,210 Crown Vantage, Inc....................................        17,243
     8,000 DuPont (E.I.) de Nemours & Co., Inc...................       559,000
     4,400 Freeport McMoRan Inc., Copper and Gold, Class B.......       123,750
     4,000 Georgia Pacific Corp..................................       274,500
     4,700 Homestake Mining and Gold.............................        73,438
    10,000 International Paper Co................................       378,750
    25,200 James River Corp......................................       607,950
     3,500 Mead Corp.............................................       182,875
     3,300 Monsanto Co...........................................       404,250
     3,400 Nalco Chemical Co.....................................       102,425
     1,800 Newmont Gold Corp.....................................        78,750
     4,600 Nucor Corp............................................       262,775
     6,100 Union Camp Corp.......................................       290,513
     3,000 Union Carbide Corp....................................       112,500
     3,500 Willamette Industries, Inc............................       196,875
                                                                    -----------
                                                                      4,688,519
                                                                    -----------
           TECHNOLOGY 2.7%
     1,700 Avnet, Inc............................................        76,075
    *5,300 Gateway 2000, Inc.....................................       129,850
     6,900 General Dynamics Corp.................................       407,962
     3,700 General Motors Corp., Class H.........................       181,763
     1,800 Hewlett-Packard Co....................................       150,750
     2,000 Intel Corp............................................       113,500
     4,000 International Business Machines Corp..................       367,000
     3,400 LSI Logic Corp........................................       111,350
     2,000 Motorola, Inc.........................................       114,000
    *3,300 National Semiconductor Corp...........................        73,425
                                                                    -----------
                                                                      1,725,675
                                                                    -----------
           TRANSPORTATION 0.6%
    *2,300 AMR Corp..............................................       170,775
     2,500 Canadian National Railway.............................        37,500
     4,800 Illinois Central Corp.................................       184,200
                                                                    -----------
                                                                        392,475
                                                                    -----------

                                       41
                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares    Description                                              Market Value
--------------------------------------------------------------------------------
           UTILITIES 7.9%
     2,800 American Electric Power, Inc..........................   $   113,400
     3,400 Ameritech Corp........................................       200,600
     6,700 AT&T Corp.............................................       433,825
     2,800 Bell Atlantic Corp....................................       187,250
     4,500 Bellsouth Corp........................................        195,750
     2,000 Boston Edison Co......................................         59,000
     4,500 Carolina Power & Light Co.............................       155,250
       800 Central & South West Corp.............................        22,300
     1,300 CMS Energy Group......................................        38,837
     3,400 Detroit Edison Co.....................................       117,300
     5,000 FPL Group, Inc........................................       231,875
     6,300 Frontier Corp.........................................       189,000
     2,300 General Public Utilities Corp.........................        78,200
     4,500 Illinova Corp.........................................       135,000
    10,900 MCI Communications Corp...............................       284,762
     3,100 New York State Electric & Gas Corp....................        80,213
     1,000 NIPSCO Industries, Inc................................        38,250
     1,000 Northern State Power..................................        49,125
     3,600 NYNEX Corp............................................       194,400
     1,600 Ohio Edison Co........................................        37,600
       900 Oklahoma Gas & Electric Co............................        38,700
     2,800 Pacific Telesis Group.................................        94,150
     1,900 Pacificorp............................................        40,375
    12,100 Peco Energy Co........................................       364,512
     2,100 Pinnacle West Capital Corp............................        60,375
     1,300 Public Service Co. of Colorado........................        45,988
    *7,600 Public Service Co. of New Mexico......................       133,950
     1,700 Rochester Gas & Electric Co...........................        38,462
     3,300 SBC Communications, Inc...............................       189,750
     2,600 Southwestern Public Service Co........................        85,150
    12,000 Sprint Corp...........................................       478,500
     4,900 Telefonica de Espana, SA, ADR.........................       205,188
     1,400 Texas Utilities Co....................................        57,575
     4,000 US West Communications Group..........................       143,000
     2,400 Unicom Corp...........................................        78,600
    *2,500 WorldCom, Inc.........................................        88,125
                                                                    -----------
                                                                      4,984,337
                                                                    -----------
           TOTAL COMMON STOCK (Cost $33,439,690).................    37,936,361
                                                                    -----------

                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount                                                                 Market
 (000)  Description                               Coupon  Maturity       Value
-------------------------------------------------------------------------------
        CORPORATE OBLIGATIONS 19.2%
        CONSUMER DISTRIBUTION 1.6%
 $1,000 Sears, Roebuck & Co....................   6.750%  09/15/05 $ 1,036,100
                                                                   -----------
        CONSUMER NON-DURABLES 1.7%
  1,000 Anheuser-Busch Companies, Inc..........   7.000   09/01/05   1,047,500
                                                                   -----------
        CONSUMER SERVICES 1.6%
  1,000 Cox Communications, Inc................   6.875   06/15/05   1,036,820
                                                                   -----------
        ENERGY 3.7%
  1,000 Burlington Resources, Inc..............   9.125   10/01/21   1,274,700
  1,000 Enron Corp.............................   6.875   10/15/07   1,040,200
                                                                   -----------
                                                                     2,314,900
                                                                   -----------
        FINANCE 1.8%
  1,000 American General Corp..................   9.625   02/01/18   1,117,500
                                                                   -----------
        PRODUCER MANUFACTURING 1.6%
  1,000 Raytheon Co............................   6.500   07/15/05   1,026,100
                                                                   -----------
        TECHNOLOGY 3.7%
  1,000 Boeing Co..............................   8.100   11/15/06   1,153,700
  1,000 Philips Electronics, NV................   8.375   09/15/06   1,151,600
                                                                   -----------
                                                                     2,305,300
                                                                   -----------
        UTILITIES 3.5%
          Pacific Gas & Electric Co., 1st Mtg.,
  1,000 Series 92-D............................   8.250   11/01/22   1,074,100
  1,000 Texas Utilities Electric Co., 1st Mtg..   8.250   04/01/04   1,122,800
                                                                   -----------
                                                                     2,196,900
                                                                   -----------
        TOTAL CORPORATE OBLIGATIONS (Cost $11,324,067)..........    12,081,120
                                                                   -----------
        GOVERNMENT OBLIGATIONS 10.2%
  1,000 Province of Nova Scotia (Canada).......   7.250   07/27/13   1,041,500
  3,700 United States Treasury Bonds...........   7.125   02/15/23   4,231,283
  1,000 United States Treasury Notes...........   7.250   08/15/04   1,112,500
                                                                   -----------
        TOTAL GOVERNMENT OBLIGATIONS (Cost $5,606,035)..........     6,385,283
                                                                   -----------
        REPURCHASE AGREEMENT 10.5%
  6,625 Lehman Government Securities, Inc.,
        dated 12/29/95 (collateralized by U.S.
        Government obligations in a pooled cash
        account) repurchase proceeds $6,629,306
        (Cost $6,625,000)......................   5.850   01/02/96   6,625,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $56,994,792) 100.1%....................    63,027,764
 OTHER ASSETS AND LIABILITIES, NET (0.1)%.......................       (46,647)
                                                                   -----------
 NET ASSETS 100%................................................   $62,981,117
                                                                   -----------

*Non-income producing security

                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $56,994,792).................... $63,027,764
Interest and dividends receivable..................................     457,697
Receivable for investments sold....................................     172,296
Other assets.......................................................      18,812
                                                                    -----------
  Total Assets.....................................................  63,676,569
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................     559,732
Payable for Fund shares redeemed...................................      35,535
Due to Adviser.....................................................      22,939
Deferred Trustees' compensation....................................      17,522
Bank overdraft.....................................................       1,524
Due to shareholder service agent...................................       1,210
Accrued expenses and other liabilities.............................      56,990
                                                                    -----------
  Total Liabilities................................................     695,452
                                                                    -----------
NET ASSETS, equivalent to $11.64 per share......................... $62,981,117
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 5,409,616 shares outstanding................... $    54,096
Capital surplus....................................................  55,782,358
Undistributed net realized gain on securities......................   1,092,149
Net unrealized appreciation of securities..........................   6,032,972
Undistributed net investment income................................      19,542
                                                                    -----------
NET ASSETS......................................................... $62,981,117
                                                                    -----------

                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                                  FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                  Year Ended
                           December 31, 1995
---------------------------------------------
INVESTMENT INCOME
Interest..................       $ 1,861,454
Dividends.................           826,046
                                 -----------
  Investment income.......         2,687,500
                                 -----------
EXPENSES
Management fees...........           302,141
Shareholder service
 agent's fees and
 expenses.................            15,970
Accounting services.......            57,576
Trustees' fees and
 expenses.................            12,543
Audit fees................            24,203
Custodian fees............            24,703
Legal fees................             4,176
Reports to shareholders...             6,196
Miscellaneous.............               663
Expense reimbursement.....           (85,602)
                                 -----------
  Total expenses..........           362,569
                                 -----------
NET INVESTMENT INCOME.....         2,324,931
                                 -----------
REALIZED AND UNREALIZED
 GAIN ON SECURITIES
Net realized gain on
 securities...............         6,122,759
Net unrealized
 appreciation of
 securities during the
 period...................         7,920,361
                                 -----------
NET REALIZED AND
 UNREALIZED GAIN ON
 SECURITIES...............        14,043,120
                                 -----------
INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............       $16,368,051
                                 -----------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31
                                                      ------------------------
                                                             1995         1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................... $56,635,933  $64,857,688
                                                      -----------  -----------
OPERATIONS...........................................
 Net investment income...............................   2,324,931    2,280,114
 Net realized gain on securities.....................   6,122,759    4,566,704
 Net unrealized appreciation (depreciation) of
  securities during the period.......................   7,920,361   (9,205,867)
                                                      -----------  -----------
  Increase (decrease) in net assets resulting from
   operations........................................  16,368,051   (2,359,049)
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1H)
 Net investment income...............................  (2,326,257)  (2,288,536)
 Net realized gain on securities.....................  (4,841,441)  (4,566,704)
 Excess of book-basis net realized gain..............          --     (106,886)
                                                      -----------  -----------
                                                       (7,167,698)  (6,962,126)
                                                      -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold...........................   1,931,514    3,800,820
 Proceeds from shares issued for distributions
  reinvested.........................................   7,167,697    6,962,125
 Cost of shares redeemed............................. (11,954,380)  (9,663,525)
                                                      -----------  -----------
  Increase (decrease) in net assets from capital
   transactions......................................  (2,855,169)   1,099,420
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS....................   6,345,184   (8,221,755)
                                                      -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $19,542
 and $14,467, respectively).......................... $62,981,117  $56,635,933
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS
Shares sold..........................................     166,906      327,001
Shares issued for distributions reinvested...........     619,366      700,508
Shares redeemed......................................  (1,045,554)    (857,318)
                                                      -----------  -----------
  Increase (decrease) in capital shares outstanding..    (259,282)     170,191
                                                      -----------  -----------

                                               See Notes to Financial Statements

 MULTIPLE STRATEGY FUND                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                              Year Ended December 31
                                       ----------------------------------------
                                          1995    1994     1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.   $ 9.99  $11.80   $11.92  $12.08  $10.43
                                       -------  ------  -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...................      .55     .52      .37     .44     .54
 Expenses............................     (.09)   (.09)    (.09)   (.09)   (.09)
 Expense reimbursement(/1/)..........      .02     .02      .01     .02     .02
                                       -------  ------  -------  ------  ------
Net investment income................      .48     .45      .29     .37     .47
Net realized and unrealized gain
 (loss) on securities................   2.6425    (.89)   .6025    .493    2.27
                                       -------  ------  -------  ------  ------
Total from investment operations.....   3.1225    (.44)   .8925    .863    2.74
                                       -------  ------  -------  ------  ------
LESS DISTRIBUTIONS FROM (see Note 1H)
 Net investment income...............   (.4775)   (.45)  (.2925) (.3689) (.4825)
 Net realized gain on securities.....    (.995)   (.90)    (.63) (.6541) (.6075)
 Excess of book-basis net realized
  gain on securities.................    --       (.02)    (.09)   --      --
                                       -------  ------  -------  ------  ------
Total distributions..................  (1.4725)  (1.37) (1.0125) (1.023)  (1.09)
                                       -------  ------  -------  ------  ------
Net asset value, end of period.......   $11.64  $ 9.99   $11.80  $11.92  $12.08
                                       -------  ------  -------  ------  ------
TOTAL RETURN.........................   31.36%  (3.66%)   7.71%   7.28%  27.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).    $63.0   $56.6    $64.9   $59.6   $52.2
Average net assets (millions)........    $60.4   $61.6    $63.9   $54.8   $44.4
Ratios to average net assets(/1/)
 Expenses............................     .60%    .60%     .60%    .60%    .60%
 Expenses, without expense
  reimbursement......................     .74%    .72%     .74%    .77%    .80%
 Net investment income...............    3.85%   3.70%    2.34%   3.05%   4.12%
 Net investment income, without
  expense reimbursement..............    3.71%   3.58%    2.20%   2.88%   3.92%
Portfolio turnover rate..............     124%    163%     150%    126%     88%

(1) See Note 2.
                                               See Notes to Financial Statements

 REAL ESTATE FUND                                    PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 88.1%
           APARTMENTS 17.1%
        11 Bay Apartment Communities, Inc........................    $  264,323
         7 Equity Residential Properties Trust...................       223,563
        12 Irvine Apartment Communities, Inc.....................       234,850
         9 Merry Land & Investment, Inc..........................       207,900
         7 Prime Residential, Inc................................       120,250
        11 Security Capital Pacific Trust........................       225,150
        13 United Dominion Realty Trust..........................       190,500
                                                                     ----------
                                                                      1,466,536
                                                                     ----------
           DIVERSIFIED 2.6%
         9 Colonial Properties Trust.............................       224,400
                                                                     ----------
           HEALTH CARE FACILITIES 7.9%
        11 American Health Properties............................       225,750
         7 Health Care Property Investors, Inc...................       249,388
         5 Nationwide Health Properties, Inc.....................       205,800
                                                                     ----------
                                                                        680,938
                                                                     ----------
           HOTELS 8.0%
         8 Felcor Suite Hotels, Inc..............................       210,900
        10 Patriot American Hospitality..........................       252,350
         8 Starwood Lodging Trust................................       226,100
                                                                     ----------
                                                                        689,350
                                                                     ----------
           MANUFACTURED HOME PARKS 2.7%
        10 ROC Communities, Inc..................................       235,200
                                                                     ----------
           OFFICE/INDUSTRIAL 26.6%
        11 Beacon Properties Corp................................       248,400
        12 Cali Realty Corp......................................       258,125
        10 Carr Realty Corp......................................       255,938
         8 Crescent Real Estate..................................       266,175
         9 Highwoods Properties, Inc.............................       251,425
        12 Liberty Property Trust................................       240,700
         9 Reckson Associates Realty Co..........................       264,375
        14 Security Capital Industrial Trust.....................       248,500
        10 Spieker Properties, Inc...............................       248,738
                                                                     ----------
                                                                      2,282,376
                                                                     ----------
           SELF-STORAGE 2.5%
        11 Public Storage, Inc...................................       216,600
                                                                     ----------

                                               See Notes to Financial Statements

 REAL ESTATE FUND                        PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of
 Shares                                                                 Market
 (000)  Description                                                      Value
-------------------------------------------------------------------------------
        SHOPPING CENTERS 8.4%
     12 Bradley Real Estate, Inc.................................   $  168,750
      7 Federal Realty Investment Trust..........................      166,075
      7 Kimco Realty Corp........................................      192,113
      5 Vornado Realty Trust.....................................      191,250
                                                                    ----------
                                                                       718,188
                                                                    ----------
        SHOPPING MALLS 12.3%
     15 DeBartolo Realty Corp....................................      189,800
      9 JP Realty, Inc...........................................      196,875
     11 Macerich Co..............................................      226,000
     11 Rouse Co.................................................      215,975
      9 Simon Property Group, Inc................................      224,250
                                                                    ----------
                                                                     1,052,900
                                                                    ----------
        TOTAL COMMON STOCK (Cost $7,234,383).....................    7,566,488
                                                                    ----------
 Par
 Amount
 (000)
 ------
        REPURCHASE AGREEMENT 18.9%
 $1,620 Lehman Government Securities, Inc., dated 12/29/95,
        5.875%, due 1/02/96
        (Collateralized by U.S. Government obligations in a
        pooled cash account) repurchase proceeds $1,621,058 (Cost
        $1,620,000)..............................................   $1,620,000
                                                                    ----------
 TOTAL INVESTMENTS (Cost $8,854,383) 107.0%.......................   9,186,488
 OTHER ASSETS AND LIABILITIES (7.0%)..............................    (601,167)
                                                                    ----------
 NET ASSETS 100%..................................................  $8,585,321
                                                                    ----------

                                               See Notes to Financial Statements

 REAL ESTATE FUND_________________________STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $8,854,383)....................  $9,186,488
Cash..............................................................       7,367
Receivable for Fund shares sold...................................     245,466
Receivable for investments sold...................................     155,515
Interest and dividends receivable.................................      51,396
Other assets......................................................       8,447
                                                                    ----------
  Total Assets....................................................   9,654,679
                                                                    ----------
LIABILITIES
Payable for investments purchased.................................     914,414
Payable for options closed........................................     125,640
Deferred Trustees' compensation...................................       1,050
Due to shareholder service agent..................................         100
Accrued expenses..................................................      28,154
                                                                    ----------
  Total Liabilities...............................................   1,069,358
                                                                    ----------
NET ASSETS, equivalent to $10.74 per share........................  $8,585,321
                                                                    ----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 799,347 shares outstanding....................  $    7,993
Capital surplus...................................................   8,269,041
Accumulated net realized loss on securities.......................     (32,530)
Net unrealized appreciation of securities.........................     332,105
Undistributed net investment income...............................       8,712
                                                                    ----------
NET ASSETS........................................................  $8,585,321
                                                                    ----------


                                       49
                                               See Notes to Financial Statements

 REAL ESTATE FUND________________________________________FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                July 3, 1995*
                                      through
                            December 31, 1995
----------------------------------------------
INVESTMENT INCOME
Dividends.................           $ 99,314
Interest..................             14,118
                                     --------
  Investment income.......            113,432
                                     --------
EXPENSES
Management fees...........             18,136
Shareholder service
agent's expenses..........                307
Accounting services.......              3,153
Trustees' fees and
expenses..................              2,280
Audit fees................             20,403
Custodian fees............              3,000
Legal fees................                500
Reports to shareholders...                752
Registration and filing
fees......................              2,855
Miscellaneous.............              1,128
Expense reimbursement.....             (7,173)
                                     --------
  Total expenses..........             45,341
                                     --------
NET INVESTMENT INCOME.....             68,091
                                     --------
REALIZED AND UNREALIZED
GAIN (LOSS) ON SECURITIES
Net realized loss on
securities
 Investment...............            (32,460)
 Options..................                (70)
Net unrealized
appreciation of securities
during the period.........            332,105
                                     --------
NET REALIZED AND
 UNREALIZED GAIN ON
 SECURITIES...............            299,575
                                     --------
INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............           $367,666
                                     --------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                 July 3, 1995*
                                                                       through
                                                             December 31, 1995
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.............................        $      100
                                                                    ----------
OPERATIONS
 Net investment income......................................            68,091
 Net realized loss on securities............................           (32,530)
 Net unrealized appreciation of securities during the
 period.....................................................           332,105
                                                                    ----------
  Increase in net assets resulting from operations..........           367,666
                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME....           (60,786)
                                                                    ----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold..................................        11,796,374
 Proceeds from shares issued for distributions reinvested...            60,786
 Cost of shares redeemed....................................        (3,578,819)
                                                                    ----------
  Increase in net assets from capital transactions..........         8,278,341
                                                                    ----------
INCREASE IN NET ASSETS......................................         8,585,221
                                                                    ----------
NET ASSETS, end of period (including undistributed net
investment income of $8,712)................................        $8,585,321
                                                                    ----------
CAPITAL SHARE TRANSACTIONS
Shares sold.................................................         1,140,133
Shares issued for distributions reinvested..................             5,789
Shares redeemed.............................................          (346,585)
                                                                    ----------
  Increase in capital shares outstanding....................           799,337
                                                                    ----------

*Commencement of operations

                                       50
                                               See Notes to Financial Statements

 REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the period indicated

--------------------------------------------------------------------------------

                                                              July 3, 1995(/1/)
                                                                        through
                                                         December 31, 1995(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................                 $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................                    .33
 Expenses...............................................                   (.15)
 Expense reimbursement (/3/)............................                    .02
                                                                         ------
Net investment income...................................                    .20
Net realized and unrealized gain on securities..........                  .6325
                                                                         ------
Total from investment operations........................                  .8325
                                                                         ------
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...........                 (.0925)
                                                                         ------
Net asset value, end of period..........................                 $10.74
                                                                         ------
TOTAL RETURN(/4/).......................................                   8.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................                   $8.6
Average net assets (millions)...........................                   $3.6
Ratios to average net assets (annualized) (/3/)
 Expenses...............................................                  2.50%
 Expenses, without expense reimbursement................                  2.90%
 Net investment income..................................                  3.75%
 Net investment income, without expense reimbursement...                  3.36%
Portfolio turnover rate.................................                    85%

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) See Note 2.
(4) Total return for a period less than one year is not annualized.

                                       51
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND________________________________PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 98.8%
           CONSUMER DISTRIBUTION 7.8%
       200 Alco Standard Corp....................................    $    9,125
      *200 Baby Superstore, Inc..................................        11,400
       100 Bed Bath & Beyond, Inc................................         3,881
      *200 Boise Cascade Office Products Corp....................         8,550
       100 Cardinal Health, Inc..................................         5,475
       200 Casey's General Stores, Inc...........................         4,375
      *200 CompUSA, Inc..........................................         6,225
      *400 Consolidated Stores Corp..............................         8,700
      *400 Corporate Express, Inc................................        12,050
       100 Eckerd Corp...........................................         4,460
       200 Fastenal Co...........................................         8,450
      *200 Garden Ridge Corp.....................................         7,750
      *500 General Nutrition Companies, Inc......................        11,500
       200 Just For Feet, Inc....................................         7,150
      *400 Kroger Co.............................................        15,000
      *200 Micro Warehouse, Inc..................................         8,650
      *200 Petco Animal Supplies.................................         5,850
       200 Richfood Holdings, Inc................................         5,350
      *200 Safeway, Inc..........................................        10,300
      *300 Staples, Inc..........................................         7,310
      *300 Sunglass Hut International, Inc.......................         7,125
       100 Vons Companies, Inc...................................         2,825
       400 Zale Corp.............................................         6,450
                                                                     ----------
                                                                        177,951
                                                                     ----------
           CONSUMER DURABLES 1.7%
       200 Beazer Homes USA, Inc.................................         4,125
       200 Centex Corp...........................................         6,950
       250 Clayton Homes, Inc....................................         5,344
       200 Harman International Industries, Inc..................         8,025
       100 Snap On, Inc..........................................         4,525
      *400 Toll Brothers, Inc....................................         9,200
                                                                     ----------
                                                                         38,169
                                                                     ----------
           CONSUMER NON-DURABLES 5.1%
       300 Coca Cola Enterprises, Inc............................         8,025
       200 Fila Holdings, ADR....................................         9,100
       200 First Brands Corp.....................................         9,525
       400 Liz Claiborne, Inc....................................        11,100
       300 Nautica Enterprises, Inc..............................        13,125
      *200 Nu Kote Holdings Inc., Class A........................         3,400
      *100 Quiksilver, Inc.......................................         3,419
       200 St. John Knits, Inc...................................        10,625
       400 Starbucks Corp........................................         8,400
      *500 Tommy Hilfiger Corp...................................        21,185
      *100 USA Detergents, Inc...................................         2,350
       500 Wolverine World Wide, Inc.............................        15,750
                                                                     ----------
                                                                        116,004
                                                                     ----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           CONSUMER SERVICES 9.5%
       200 Accustaff, Inc........................................    $    8,800
      *100 Alternative Resources Corp............................         3,025
       300 Applebees International, Inc..........................         6,825
      *400 Boston Chicken, Inc...................................        12,850
      *300 Clear Channel Communications, Inc ....................        13,235
      *600 Corrections Corp. of America..........................        22,275
       400 Equifax, Inc..........................................         8,550
      *300 Evergreen Media Corp., Class A........................         9,600
      *400 Gartner Group, Inc....................................        19,150
      *100 HA-LO Industries, Inc.................................         3,075
       200 Hospitality Franchise Systems, Inc....................        16,350
      *300 Infinity Broadcasting Corp............................        11,175
       200 Interpublic Group Companies, Inc......................         8,675
       200 La Quinta Inns, Inc...................................         5,475
      *200 Lone Star Steakhouse Saloon, Inc .....................         7,675
       200 Meredith Corp.........................................         8,375
      *300 Mirage Resorts, Inc...................................        10,350
       200 National Data Corp....................................         4,950
       100 National Media Corp...................................         2,100
      *200 Outback Steakhouse, Inc...............................         7,175
      *450 Regal Cinemas, Inc....................................        13,385
       300 Reynolds & Reynolds Co................................        11,663
      *100 SITEL Corp............................................         3,063
                                                                     ----------
                                                                        217,796
                                                                     ----------
           ENERGY 4.3%
      *200 BJ Services Corp......................................         5,800
      *450 Chesapeake Energy Corp................................        14,963
    *1,000 Global Marine, Inc....................................         8,750
       200 Kerr McGee Corp.......................................        12,700
       200 Newfield Exploration Co...............................         5,400
       200 Phoenix Resource Co...................................         3,450
       300 Pogo Producing Co.....................................         8,475
      *300 Pride Petroleum Services, Inc.........................         3,188
      *400 Smith International, Inc..............................         9,400
       400 Sonat Offshore Drilling, Inc..........................        17,900
       300 Tidewater, Inc........................................         9,450
                                                                     ----------
                                                                         99,476
                                                                     ----------
           FINANCE 13.5%
       100 AAMES Financial Corp..................................         2,788
       200 American Bankers Insurance Group......................         7,800
       400 American Travellers Corp..............................        11,250
       200 Bank New York, Inc....................................         9,750
       400 Bank of Boston Corp...................................        18,500
       200 BayBanks, Inc.........................................        19,650
       200 City National Corp....................................         2,800
       200 CMAC Investment Corp..................................         8,800
       400 Coast Savings Financial, Inc..........................        13,850
       200 Cullen Frost Bankers, Inc.............................        10,000
       200 EXEL Ltd..............................................        12,200
       300 FINOVA Group, Inc.....................................        14,475
       200 First American Corp...................................         9,475

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
       100 First Bank System, Inc................................    $    4,963
       300 Fremont General Corp..................................        11,025
       400 Green Tree Financial Corp.............................        10,550
       100 MBNA Corp.............................................         3,688
       100 Mercantile Bancorporation, Inc........................         4,600
       300 Mercury Financial Co..................................         3,975
       250 Mercury General Corp..................................        11,938
       125 Money Store, Inc......................................         1,953
       200 North Fork Bancorporation.............................         5,050
       200 Old Republic International Corp.......................         7,100
      *500 Oxford Resources Corp., Class A.......................        11,250
       300 Penncorp Financial Group, Inc.........................         8,813
       200 Peoples Heritage Financial Group, Inc.................         4,550
       100 Raychem Corp..........................................         5,688
       100 Reliastar Financial Corp..............................         4,438
       200 Star Banc Corp........................................        11,900
       175 Student Loan Marketing Association....................        11,528
       400 TCF Financial Corp....................................        13,250
       200 TIG Holdings, Inc.....................................         5,700
       400 United Companies Financial Corp.......................        10,550
       300 Vesta Insurance Group, Inc............................        16,350
                                                                     ----------
                                                                        310,197
                                                                     ----------
           HEALTH CARE 15.8%
      *300 Boston Scientific Corp................................        14,700
       300 Circon Corp...........................................         6,075
      *100 Coherent, Inc.........................................         4,050
      *400 CompDent Corp.........................................        16,600
      *200 Cycare Systems, Inc...................................         5,125
      *300 Dura Pharmaceuticals, Inc.............................        10,425
       300 Guidant Corp..........................................        12,675
      *200 Gulf South Medical Supply, Inc........................         6,050
       500 HBO & Co..............................................        38,313
      *300 Health Management Associates, Inc., Class A...........         7,838
      *400 Health Management Systems, Inc........................        15,600
      *500 Healthsouth Rehabilitation............................        14,563
      *100 HPR, Inc..............................................         3,013
       300 Invacare Corp.........................................         7,575
       400 Maxicare Health Plans.................................        10,750
       100 Medisense, Inc........................................         3,163
      *100 MedPartners/Mullikin, Inc.............................         3,300
       300 Medtronic, Inc........................................        16,763
       200 Mentor Corp...........................................         4,600
       100 Minimed, Inc..........................................         1,250
       100 Nellcor, Inc..........................................         5,800
      *200 OccuSystems, Inc......................................         4,000
       400 OmniCare, Inc.........................................        17,900
      *500 PhyCor, Inc...........................................        25,281
      *300 Physician Reliance Network............................        11,925
      *300 Physician Sales & Service, Inc........................         8,550
      *200 Quintiles Transnational Corp..........................         8,200
      *200 Renal Treatment Centers, Inc..........................         8,800
      *400 Research Industries Corp..............................        10,800
       100 Respironics, Inc......................................         2,100

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
       100 Spine Tech, Inc.......................................    $    2,325
      *400 Sybron Corp...........................................         9,500
      *100 Thermedics, Inc.......................................         2,775
      *200 United Dental Care, Inc...............................         8,250
       100 United Healthcare Corp................................         6,550
       300 Universal Health Services, Inc., Class B..............        13,313
      *300 Watson's Pharmaceuticals, Inc.........................        14,700
                                                                     ----------
                                                                        363,197
                                                                     ----------
           PRODUCER MANUFACTURING 5.4%
       200 Camco International, Inc..............................         5,600
      *400 Cognex Corp...........................................        13,900
       200 Danaher Corp..........................................         6,350
       300 Dover Corp............................................        11,063
       200 Duriron, Inc..........................................         4,675
      *100 FMC Corp..............................................         6,763
      *100 Glenayre Technologies, Inc............................         6,225
       300 Granite Construction, Inc.............................         9,450
       100 Illinois Tool Works, Inc..............................         5,900
      *200 Kent Electronics Corp.................................        11,675
       200 Measurex Corp.........................................         5,650
      *200 Mueller Industries, Inc...............................         5,850
       100 Precision Castparts Co................................         3,975
      *300 Sanifill, Inc.........................................        10,013
       200 U S Filter Corp.......................................         5,325
      *200 United Waste Systems, Inc.............................         7,450
      *200 USA Waste Services, Inc...............................         3,775
                                                                     ----------
                                                                        123,639
                                                                     ----------
           RAW MATERIALS/PROCESSING INDUSTRIES 3.6%
       100 Agrium, Inc...........................................         4,500
       200 Albemarle Corp........................................         3,875
       200 Goodrich (BF) Co......................................        13,625
       100 Hercules, Inc.........................................         5,638
       400 IMC Global, Inc.......................................        16,350
       200 Millipore Corp........................................         8,225
       100 Mineral Technologies, Inc.............................         3,650
       200 Potash Corp Sask, Inc.................................        14,175
      *200 Sealed Air Corp.......................................         5,625
       100 Sonoco Products Co....................................         2,625
      *100 UCAR International, Inc...............................         3,375
                                                                     ----------
                                                                         81,663
                                                                     ----------
           TECHNOLOGY 27.2%
       100 Allen Group, Inc......................................         2,238
      *200 Altera Corp...........................................         9,950
      *400 America Online, Inc...................................        15,000
      *150 Analog Devices, Inc...................................         5,306
      *600 Ascend Communications, Inc............................        48,675
      *300 Aspect Telecommunications Corp........................        10,050
      *300 Aspen Technology, Inc.................................        10,125
      *150 Atmel Corp............................................         3,356
      *400 Bay Networks, Inc.....................................        16,450
       200 BMC Industries, Inc...................................         4,650
      *200 Cabletron Systems, Inc................................        16,200

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
      *600 Cadence Design Systems, Inc...........................    $   25,200
      *200 Cambridge Technology Partners, Inc....................        11,500
      *100 Cascade Communications................................         8,525
      *400 C-Cube Microsystems, Inc..............................        25,000
      *100 Ceridian Corp.........................................         4,125
      *200 CIBER, Inc............................................         4,675
      *400 Cyberoptics Corp......................................        15,900
      *300 Dell Computer Corp....................................        10,388
      *200 DSP Communications, Inc...............................         8,725
       200 ECI Telecommunications, Ltd...........................         4,563
      *100 Global Village Communications.........................         1,938
      *300 Informix Corp.........................................         9,000
      *300 Input/Output, Inc.....................................        17,325
      *100 INSO Corp.............................................         4,250
      *600 International Rectifier Corp..........................        15,000
      *200 Jabil Circuit, Inc....................................         2,250
      *300 KEMET Corp............................................         7,163
      *100 KLA Instruments Corp..................................         2,606
      *100 Kronos, Inc...........................................         4,750
       300 Linear Technology Corp................................        11,775
      *300 Macromedia, Inc.......................................        15,675
      *400 McAfee Associates, Inc................................        17,550
      *300 Medic Computer Systems, Inc...........................        18,150
      *200 MICROS Systems, Inc...................................         9,850
      *400 Mylex Corp............................................         7,650
       *50 Netscape Communications Corp..........................         6,950
      *100 Network General Corp..................................         3,338
      *100 Oak Technology, Inc...................................         4,225
      *100 Oracle System Corp....................................         4,238
      *200 PairGain Technologies, Inc............................        10,950
      *300 Parametric Technology Corp............................        19,950
      *300 PeopleSoft, Inc.......................................        12,900
      *200 PictureTel Corp.......................................         8,625
      *200 PRI Automation........................................         7,025
      *100 Project Software & Development, Inc...................         3,488
      *300 Quarterdeck Office Systems............................         8,250
      *200 Robotic Vision Systems, Inc...........................         4,825
      *300 SCI Systems, Inc......................................         9,300
      *100 Security Dynamics Technology, Inc.....................         5,450
      *300 Structural Dynamics Research Corp.....................         8,813
      *600 Sun Microsystems, Inc.................................        27,375
       100 Sundstrand Corp.......................................         7,038
      *200 SunGuard Data Systems, Inc............................         5,700
       100 Tektronix, Inc........................................         4,913
      *200 3Com Corp.............................................         9,325
       300 US Robotics Corp......................................        26,325
      *200 Ultratech Stepper, Inc................................         5,150
       *75 UUNET Technologies, Inc...............................         4,725
       200 V-Tel Corp............................................         3,700
       100 Watkins Johnson Co....................................         4,375
                                                                     ----------
                                                                        622,486
                                                                     ----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           TRANSPORTATION 2.5%
       300 Airborne Freight Corp.................................    $    7,985
       200 Comair Holdings, Inc..................................         5,375
       100 Conrail, Inc..........................................         7,000
      *300 Continental Airlines, Inc., Class B...................        13,050
      *200 Fritz Companies, Inc..................................         8,300
      *300 Northwest Airlines, Inc., Class A.....................        15,300
                                                                     ----------
                                                                         57,010
                                                                     ----------
           UTILITIES 2.4%
       600 AT&T Corp.............................................        22,950
       400 Cincinnati Bell, Inc..................................        13,900
       200 Frontier Corp.........................................         6,000
      *400 LCI International, Inc................................         8,200
      *100 MIDCOM Communications, Inc............................         1,825
      *100 Palmer Wireless, Inc..................................         2,200
                                                                     ----------
                                                                         55,075
                                                                     ----------

TOTAL COMMON STOCK (Cost $2,017,998) 98.8%...........................  2,262,663
OTHER ASSETS AND LIABILITIES, NET 1.2%...............................     26,994
                                                                      ----------
NET ASSETS 100%...................................................... $2,289,657
                                                                      ----------

*Non-income producing security

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND_____________________STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $2,017,998)....................  $2,262,663
Cash..............................................................      48,245
Receivable for investments sold...................................       8,298
Receivable for Fund shares sold...................................       6,018
Dividends receivable..............................................         841
Other assets......................................................      17,233
                                                                    ----------
  Total Assets....................................................   2,343,298
                                                                    ----------
LIABILITIES
Payable for investments purchased.................................      26,467
Due to auditors...................................................      20,000
Deferred Trustees' compensation...................................       1,050
Due to shareholder service agent..................................          80
Accrued expenses..................................................       6,044
                                                                    ----------
  Total Liabilities...............................................      53,641
                                                                    ----------
NET ASSETS, equivalent to $11.72 per share........................  $2,289,657
                                                                    ----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 195,420 shares outstanding....................  $    1,954
Capital surplus...................................................   2,101,591
Accumulated net realized loss on securities.......................     (57,503)
Net unrealized appreciation of securities.........................     244,665
Accumulated net investment loss...................................      (1,050)
                                                                    ----------
NET ASSETS........................................................  $2,289,657
                                                                    ----------

                                       58
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND____________________________________FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                July 3, 1995*
                                      through
                            December 31, 1995
----------------------------------------------
INVESTMENT INCOME
Dividends.................           $  3,298
Interest..................              3,897
                                     --------
  Investment income.......              7,195
                                     --------
EXPENSES
Management fees...........              4,798
Shareholder service
agent's expenses..........                192
Accounting services.......              3,222
Trustees' fees and
expenses..................              2,280
Audit fees................             20,403
Custodian fees............              3,000
Legal fees................                250
Reports to shareholders...                978
Miscellaneous.............              1,872
Expense reimbursement.....            (19,858)
                                     --------
  Total expenses..........             17,137
                                     --------
NET INVESTMENT LOSS.......             (9,942)
                                     --------
REALIZED AND UNREALIZED
GAIN (LOSS) ON SECURITIES
Net realized loss on
securities................            (57,503)
Net unrealized
appreciation of securities
during the period.........            244,665
                                     --------
NET REALIZED AND
UNREALIZED GAIN ON
SECURITIES................            187,162
                                     --------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.           $177,220
                                     --------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                 July 3, 1995*
                                                                       through
                                                             December 31, 1995
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.............................        $      100
                                                                    ----------
OPERATIONS
 Net investment loss........................................            (9,942)
 Net realized loss on securities............................           (57,503)
 Net unrealized appreciation of securities during the
 period.....................................................           244,665
                                                                    ----------
  Increase in net assets resulting from operation...........           177,220
                                                                    ----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold..................................         2,362,883
 Cost of shares redeemed....................................          (250,546)
                                                                    ----------
  Increase in net assets from capital transactions..........         2,112,337
                                                                    ----------
INCREASE IN NET ASSETS......................................         2,289,557
                                                                    ----------
NET ASSETS, end of period (including accumulated net
investment loss of $1,050)..................................        $2,289,657
                                                                    ----------
CAPITAL SHARE TRANSACTIONS
Shares sold.................................................           217,875
Shares redeemed.............................................           (22,465)
                                                                    ----------
  Increase in capital shares outstanding....................           195,410
                                                                    ----------

*Commencement of operations.

                                       59
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                    FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the period indicated

--------------------------------------------------------------------------------

                                                             July 3, 1995(/1/)
                                                                       through
                                                        December 31, 1995(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...................                 $10.00
                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................................                    .06
 Expenses..............................................                   (.30)
 Expense reimbursement (/3/)...........................                    .16
                                                                        ------
Net investment loss....................................                   (.08)
Net realized and unrealized gain on securities.........                   1.80
                                                                        ------
Total from investment operations.......................                   1.72
                                                                        ------
Net asset value, end of period.........................                 $11.72
                                                                        ------
TOTAL RETURN(/4/)......................................                  17.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...................                   $2.3
Average net assets (millions)..........................                   $1.4
Ratios to average net assets (annualized) (/3/)
 Expenses..............................................                   2.50%
 Expenses, without expense reimbursement...............                   5.40%
 Net investment loss...................................                  (1.45)%
 Net investment loss, without expense reimbursement....                  (4.35)%
Portfolio turnover rate................................                     41%

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) See Note 2.
(4) Total return for a period less than one year is not annualized.

                                       60
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                                  PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 96.8%
           AUSTRALIA 0.2%
      *200 News Corp.............................................    $    4,275
                                                                     ----------
           FINLAND 1.6%
       750 Kymmene Corp..........................................        19,830
       390 Nokia (AB) OY, Series A...............................        15,333
      *100 Nokia Corp............................................         3,887
                                                                     ----------
                                                                         39,050
                                                                     ----------
           FRANCE 2.1%
       280 Christian Dior........................................        30,190
      *500 SGS Thomson Micro.....................................        19,144
                                                                     ----------
                                                                         49,334
                                                                     ----------
           GERMANY 5.7%
      *500 Adidas................................................        26,455
       600 Berliner Elektro Holdings.............................        19,575
        35 CKAG Colonia Konzern..................................        22,691
       500 Deutsche Bank.........................................        23,691
        70 Mannesmann............................................        22,286
       500 Veba..................................................        21,227
                                                                     ----------
                                                                        135,925
                                                                     ----------
           HONG KONG 4.4%
    20,000 First Pacific Co......................................        22,244
     6,000 Hutchison Whampoa.....................................        36,547
   *70,000 Jilin Chemical Industries, Class H....................        14,484
     4,000 Swire Pacific.........................................        31,038
                                                                     ----------
                                                                        104,313
                                                                     ----------
           ITALY 0.8%
       500 Gucci Group...........................................        19,438
                                                                     ----------
           INDONESIA 0.5%
       500 Perusahaan Persero Telekom............................        12,625
                                                                     ----------
           JAPAN 23.0%
     2,000 Amada Co..............................................        19,758
     2,000 Bank of Tokyo.........................................        35,061
     2,000 Daimei Telecom Engineering............................        17,240
     3,000 Daiwa Securities......................................        45,908
     1,000 Fuji Photo Film Co....................................        28,862
     2,000 Fujitsu...............................................        22,276
     2,000 Hitachi...............................................        20,145
     2,000 Honda Motor Co........................................        41,259
     2,000 Mitsubishi Estate.....................................        24,988
     3,000 Mitsubishi Heavy Industries...........................        23,913
     1,000 Mitsubishi Trust & Banking............................        16,659
     2,000 Mitsukoshi............................................        18,789
     2,000 Nomura Securities.....................................        43,584
     3,000 Ricoh Co..............................................        32,833
     2,000 SXL Corporation.......................................        20,726
     2,000 Tokio Marine & Fire Insurance Co. ....................        26,150
     1,000 Tokyo Electron........................................        38,741
     3,000 Toshiba Corp..........................................        23,506
     2,000 Wishimatsu Construction...............................        23,438
     1,000 Yamanouchi Pharmacy...................................        21,501
                                                                     ----------
                                                                        545,337
                                                                     ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           MALAYSIA 1.1%
     5,000 Resorts World.........................................    $   26,775
                                                                     ----------
           MEXICO 1.3%
     1,100 Cemex.................................................         7,631
     1,000 Empresas Ica Sociedad.................................        10,250
       400 Telefonos de Mexico...................................        12,750
                                                                     ----------
                                                                         30,631
                                                                     ----------
           NETHERLANDS 3.8%
    *1,500 BE Semiconductor Industries...........................        19,630
       440 ING Group.............................................        29,394
        50 Philips Electronics...................................         1,807
       300 Philips Electronics, Inc..............................        10,762
       200 Ver Ned Uitgevers.....................................        27,457
                                                                     ----------
                                                                         89,050
                                                                     ----------
           NORWAY 1.7%
    *2,000 Fokus Bank............................................        10,799
    *5,500 Uni Storebrand........................................        30,391
                                                                     ----------
                                                                         41,190
                                                                     ----------
           SINGAPORE 2.4%
     2,000 Fraser & Neave........................................        25,451
     5,000 Singapore Land........................................        32,343
                                                                     ----------
                                                                         57,794
                                                                     ----------
           SWEDEN 3.5%
       800 Astra, Series B.......................................        31,688
     1,100 Ericsson (LM) Telephone, Series B.....................        21,537
    11,000 Rottneros.............................................        11,597
     1,600 Stora Kopparbergs.....................................        19,157
                                                                     ----------
                                                                         83,979
                                                                     ----------
           SWITZERLAND 4.6%
        38 Alusuisse Lonza Holdings..............................        30,110
        33 Ciba Geigy............................................        29,038
      *200 Logitech International................................        20,633
        70 Schweizerischer Bankverein............................        28,582
                                                                     ----------
                                                                        108,363
                                                                     ----------
           UNITED KINGDOM 11.9%
    10,000 Astec.................................................        17,705
     1,500 BOC Group.............................................        20,989
     1,200 Carlton Communications................................        17,994
     4,000 Dixons Group..........................................        27,582
     5,000 Farnell Electronic....................................        55,793
     2,000 General Accident......................................        20,205
     2,800 Marks & Spencer.......................................        19,568
     2,000 National Westminster..................................        20,143
     2,000 Reuters Holdings......................................        18,310
     2,000 Severn Trent..........................................        21,354
     2,200 SmithKline Beecham....................................        24,258
     4,000 Tesco.................................................        18,450
                                                                     ----------
                                                                        282,351
                                                                     ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           UNITED STATES 28.2%
      *100 Adaptec, Inc...........................................   $    4,100
       100 Aetna Life & Casualty Co...............................        6,925
       200 Allstate Corp..........................................        8,225
      *100 American Radio System Corp., Class A...................        2,800
      *100 Amgen, Inc.............................................        5,937
       100 Analog Devices, Inc....................................        3,538
       100 Applied Materials, Inc.................................        3,937
       100 AT&T Corp..............................................        6,475
       100 BankAmerica Corp.......................................        6,475
       100 Bank of Boston Corp....................................        4,625
       100 Bank of New York, Inc..................................        4,875
       100 BayBanks, Inc..........................................        9,825
      *150 Bay Networks, Inc......................................        6,169
       100 Bristol-Myers Squibb Co................................        8,587
      *100 Buffets, Inc...........................................        1,375
      *100 Cabletron Systems, Inc.................................        8,100
       100 Cadence Design Systems, Inc............................        4,200
       100 Cellular Communications, Inc...........................        4,975
       100 Chemical Banking Corp..................................        5,875
       100 Circon Corp............................................        2,025
      *100 Cisco Systems, Inc.....................................        7,462
       150 Citicasters, Inc.......................................        3,544
       100 Citicorp...............................................        6,725
      *100 Community Health System, Inc...........................        3,562
      *100 Compaq Computer Corp...................................        4,800
       200 Computer Associates International, Inc.................       11,375
       100 ConAgra, Inc...........................................        4,125
       100 Conseco, Inc...........................................        6,263
       100 Consolidated Stores Corp...............................        2,175
       100 Continental Homes Holding Corp.........................        2,463
      *300 Cox Communications, Inc., Class A......................        5,850
       100 CPC International, Inc.................................        6,863
      *100 Cytec Industries, Inc..................................        6,237
      *100 Dell Computer Corp.....................................        3,463
       100 Disney (Walt) Co.......................................        5,900
       100 Dover Corp.............................................        3,687
      *100 DST Systems, Inc.......................................        2,850
      *100 Eckerds Corp...........................................        4,463
      *100 Emmis Broadcasting Corp., Class A......................        3,100
      *100 Evergreen Media Corp., Class A.........................        3,200
       100 EXEL, Ltd..............................................        6,100
       100 Exxon Corp.............................................        8,013
       200 Federal National Mortgage Association..................       24,825
       100 Federated Department Stores, Inc.......................        2,750
       100 First Data Corp........................................        6,687
      *100 Foundation Health Corp.................................        4,300
       100 Franklin Resources, Inc................................        5,038
       300 Frontier Corp..........................................        9,000
       100 General Nutrition Companies, Inc.......................        2,300
       100 Genzyme Corp...........................................        6,237
      *150 Grand Casinos, Inc.....................................        3,488
       100 Greenfield Industries, Inc.............................        3,125

                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
       200 Green Tree Financial Corp..............................   $    5,275
       100 Guidant Corp...........................................        4,225
       100 Harnischfeger Industries, Inc..........................        3,325
      *100 Health Management Association, Inc., Class A...........        2,612
       100 Illinois Central Corp..................................        3,838
       100 Ilinois Tool Works, Inc................................        5,900
       100 Intel Corp.............................................        5,675
      *200 International Rectifier Corp...........................        5,000
       100 James River Corp.......................................        2,412
       100 Johnson & Johnson......................................        8,562
        78 Kimberly Clark Corp....................................        6,454
       100 Komag, Inc.............................................        4,613
      *100 Kroger Co..............................................        3,750
       300 LG Chemical, Ltd.......................................        6,285
       100 Lincare Holdings, Inc..................................        2,500
      *100 Linear Technology Corp.................................        3,925
      *100 Litton Industries, Inc.................................        4,450
      *100 LSI Logic Corp.........................................        3,275
       100 Marriott International, Inc............................        3,825
      *100 Maxicare Health Plans, Inc.............................        2,687
       400 MCI Communications Corp................................       10,450
       100 Medtronic, Inc.........................................        5,588
       200 Merck & Co., Inc.......................................       13,150
       150 Mercury Financial Co...................................        1,988
     3,000 Metaclad Corp..........................................       12,000
      *100 Microsoft Corp.........................................        8,775
       100 Mobil Corp.............................................       11,200
      *100 MSC Industrial Direct, Inc., Class A...................        2,750
      *100 Nautica Enterprises, Inc...............................        4,375
      *100 Nellcor Puritan Bennett, Inc...........................        5,800
      *100 Oak Technology, Inc....................................        4,225
      *200 Office Max, Inc........................................        4,475
       200 Omnicom Group, Inc.....................................        7,450
      *100 Oracle System Corp.....................................        4,238
       200 Panhandle Eastern Corp.................................        5,575
       100 Parker Hannifin Corp...................................        3,425
       100 Penncorp Financial Group, Inc..........................        2,938
       200 PepsiCo., Inc..........................................       11,175
       145 Pharmacia & Upjohn, Inc................................        5,619
       300 Phillip Morris Companies, Inc..........................       27,150
       200 Praxair, Inc...........................................        6,725
       200 Reliastar Financial Corp...............................        8,875
      *100 Renal Treatment Centers, Inc...........................        4,400
      *200 Safeway, Inc...........................................       10,300
       200 Schering-Plough Corp...................................       10,950
      *100 SCI Systems, Inc.......................................        3,100
      *100 Seagate Technology, Inc................................        4,750
       100 Sears, Roebuck & Co....................................        3,900
       300 Service Corp. International............................       13,200
       100 Sigma-Aldrich..........................................        4,950
      *200 Smith International, Inc...............................        4,700
       200 Sprint Corp............................................        7,975

                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
      *100 S3, Inc...............................................    $    1,762
       100 SunAmerica, Inc.......................................         4,750
      *100 Symantec Corp.........................................         2,325
       200 Terra Industries, Inc.................................         2,825
      *200 Trump Hotels & Casino Resorts.........................         4,300
       100 Union Carbide Corp....................................         3,750
       200 United Waste Systems, Inc.............................         7,450
      *100 Varity Corp...........................................         3,712
      *100 Viacom, Inc., Class B.................................         4,738
      *100 Watson's Pharmaceuticals, Inc.........................         4,900
       100 Williams Companies, Inc...............................         4,388
      *300 WorldCom, Inc.........................................        10,575
                                                                     ----------
                                                                        669,247
                                                                     ----------
           TOTAL COMMON STOCK (Cost $2,198,338)..................     2,299,677
                                                                     ----------

 Principal
 Amount
 ---------
           CONVERTIBLE CORPORATE OBLIGATION 0.9%
   $16,000 United Micro, 1.25%, 06/08/04 (Cost $29,520)............       20,160
                                                                      ----------
 TOTAL INVESTMENTS (Cost $2,227,858) 97.7%..........................   2,319,837
 OTHER ASSETS AND LIABILITIES 2.3%..................................      55,332
                                                                      ----------
 NET ASSETS 100%....................................................  $2,375,169
                                                                      ----------

*Non-income producing security.

                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $2,227,858)....................  $2,319,837
Foreign currency, at market value (Cost $80,097)..................      80,240
Receivable from Adviser...........................................      29,605
Unrealized appreciation of forward currency exchange contracts....      11,123
Receivable for investments sold...................................       6,664
Interest and dividends receivable.................................       2,321
Other assets and receivables......................................      27,078
                                                                    ----------
  Total Assets....................................................   2,476,868
                                                                    ----------
LIABILITIES
Due to auditors...................................................      30,000
Payable for investments purchased.................................      29,940
Bank overdraft....................................................      23,875
Due to custodian..................................................      11,500
Deferred Trustees' fees...........................................       1,050
Unrealized depreciation of forward currency exchange contracts....         561
Due to shareholder service agent..................................         102
Payable for Fund shares redeemed..................................          71
Accrued expenses and other payables...............................       4,600
                                                                    ----------
  Total Liabilities...............................................     101,699
                                                                    ----------
NET ASSETS, equivalent to $10.30 per share........................  $2,375,169
                                                                    ----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 230,530 shares outstanding....................  $    2,305
Capital surplus...................................................   2,290,202
Accumulated net realized loss on securities.......................      (7,843)
Net unrealized appreciation (depreciation) of securities
 Investments......................................................      91,979
 Foreign currency.................................................         143
 Forward currency exchange contracts..............................      10,562
 Other foreign denominated assets and liabilities.................          (6)
Accumulated net investment loss...................................     (12,173)
                                                                    ----------
NET ASSETS........................................................  $2,375,169
                                                                    ----------

                                       66
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                                       FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                July 3, 1995*
                                                                      through
                                                            December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of $893 of foreign taxes withheld at
source)....................................................           $ 9,942
Interest...................................................             7,481
                                                                      -------
  Total income.............................................            17,423
                                                                      -------
EXPENSES
Management fees............................................            10,983
Shareholder service agent's expenses.......................               161
Accounting services........................................             7,200
Trustees' fees and expenses................................             2,280
Audit fees.................................................            30,403
Custodian fees.............................................            36,580
Legal fees.................................................               500
Reports to shareholders....................................               750
Registration and filing fees...............................               800
Organization expenses......................................               688
Miscellaneous..............................................               444
Expense reimbursement......................................           (43,031)
                                                                      -------
  Total expenses...........................................            47,758
                                                                      -------
NET INVESTMENT LOSS........................................           (30,335)
                                                                      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
  Investments..............................................            (7,843)
  Foreign currency and forward currency exchange contracts.             1,787
Net unrealized appreciation (depreciation) of securities
during the period
  Investments..............................................            91,979
  Foreign currency.........................................               143
  Forward currency exchange contracts......................            10,562
  Other foreign denominated assets and liabilities.........                (6)
                                                                      -------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.............            96,622
                                                                      -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........           $66,287
                                                                      -------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                 July 3, 1995*
                                                                       through
                                                             December 31, 1995
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.............................        $      100
                                                                    ----------
OPERATIONS
 Net investment loss........................................           (30,335)
 Net realized loss on securities............................            (6,056)
 Net unrealized appreciation of securities during the
 period.....................................................           102,678
                                                                    ----------
  Increase in net assets resulting from operations..........            66,287
                                                                    ----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold..................................         2,319,291
 Cost of shares redeemed....................................           (10,509)
                                                                    ----------
  Increase in net assets from capital transactions..........         2,308,782
                                                                    ----------
INCREASE IN NET ASSETS......................................         2,375,069
                                                                    ----------
NET ASSETS, end of period (including accumulated net
investment loss of $12,173).................................        $2,375,169
                                                                    ----------
CAPITAL SHARE TRANSACTIONS
Shares sold.................................................           231,560
Shares redeemed.............................................            (1,040)
                                                                    ----------
  Increase in capital shares outstanding....................           230,520
                                                                    ----------

*Commencement of operations

                                       67
                                               See Notes to Financial Statements

 GLOBAL EQUITY FUND                                      FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the period indicated

--------------------------------------------------------------------------------

                                                             July 3, 1995(/1/)
                                                                       through
                                                        December 31, 1995(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...................                 $10.00
                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................................                    .09
 Expenses..............................................                   (.48)
 Expense reimbursement (/3/)...........................                    .23
                                                                        ------
Net investment loss....................................                   (.16)
Net realized and unrealized gain on securities.........                    .46
                                                                        ------
Total from investment operations.......................                    .30
                                                                        ------
Net asset value, end of period.........................                 $10.30
                                                                        ------
TOTAL RETURN(/4/)......................................                   3.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...................                   $2.4
Average net assets (millions)..........................                   $2.2
Ratios to average net assets (annualized) (/3/)
 Expenses..............................................                   4.35%
 Expenses, without expense reimbursement...............                   8.27%
 Net investment loss...................................                  (2.76)%
 Net investment loss, without expense reimbursement....                  (6.68)%
Portfolio turnover rate................................                     42%

(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for a period less than one year is not annualized.

                                       68
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Life Investment Trust (the "Trust", formerly Amer-ican Capital Life Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment com-pany comprised of eight Funds: Common Stock Fund ("Common Stock"), Domestic Strategic Income Fund ("Domestic Strategic"), Government Fund ("Government"), Money Market Fund ("Money Market"), Multiple Strategy Fund ("Multiple Strate-gy"), Emerging Growth Fund ("Emerging Growth"), Real Estate Fund ("Real Es-tate") and Global Equity Fund ("Global Equity"). Each Fund is accounted for as a separate entity.
  The goals of the Funds are as follows: Common Stock seeks capital apprecia-tion by investing principally in common stocks; Domestic Strategic seeks in-come as its primary objective and capital appreciation as a secondary objective; Government seeks high current return consistent with preservation of capital; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Multiple Strategy seeks a high total investment return consistent with prudent risk; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Global Equity seeks long-term growth of capital through an in-ternationally diversified portfolio of equity securities of any nation, in-cluding the United States.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price.
  U.S. Agency and Government obligations and related forward commitments are valued at the last reported bid price. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sale is reported, at the mean between the last reported bid and asked prices. Options and forward commitments for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
  Private placements are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Private placements generally may be resold only in a privately negotiated transaction until they are regis-tered.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost. For Money Market, all investments are valued at amortized cost.
  Domestic Strategic's investments include lower rated and unrated debt secu-rities which may be more susceptible to a decline in value due to adverse eco-nomic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertain-ties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 33% of Domestic Strategic's investment portfolio at the end of the period.
  Investments in foreign securities involve certain risks not ordinarily asso-ciated with investments in securities of domestic issuers, including fluctua-tions in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

B. FUTURES CONTRACTS, FORWARD COMMITMENTS AND OPTIONS-General--Transactions in futures contracts, forward commitments, and options are utilized in strategies to manage the market risk of a Fund's investments. The purchase of a futures contract, forward commitment, or call option (or the writing of a put option) increases the impact on net asset value of changes in the market price of in-vestments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Activity contains additional information.
  Futures Contracts--Upon entering into futures contracts, a Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in ac-quiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred,

--------------------------------------------------------------------------------
variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--A Fund trades certain securities under the terms of for-ward commitments whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between a Fund and dealers. Upon executing a forward commitment and during the period of obliga-tion, a Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of a Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by a Fund, and for all forward sales commitments, changes in the value of the com-mitment are recognized by marking the commitment to market on a daily basis. During the period of obligation, a Fund may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, a Fund may occasionally close such forward commitments prior to delivery. Gains and losses on investments are realized upon the ultimate closing or cash settlement of forward commitments.
  Options--Options purchased are recorded as investment, options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to re-purchase the security at a future time and specified price. A Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily ag-gregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. A Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to main-tain the value of the underlying security at not less than the repurchase pro-ceeds due a Fund.

D. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using his-torical exchange rates. Income and expenses are translated at prevailing ex-change rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency in-cludes the net realized amount from the sale of currency and the amount real-ized between trade date and settlement date on security transactions.

E. FORWARD CURRENCY EXCHANGE CONTRACTS-Global Equity enters into forward cur-rency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to settle transac-tions. A forward currency exchange contract is a commitment to buy or sell a foreign currency at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis. The Fund realizes gains or losses at the time the forward currency exchange con-tract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause each of the Funds has elected to be qualified as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualifi-cation by annually distributing all taxable net investment income and taxable net realized capital gains on investments to shareholders. It is anticipated that no distributions of net realized capital gains will be made until tax ba-sis capital loss carryforwards, if any, expire or are offset by net realized capital gains.

--------------------------------------------------------------------------------
  The following table presents the identified cost of investments at the end of the period for federal income tax purposes with the associated net unrealized appreciation and the net realized capital loss carryforward at December 31, 1995 with expiration dates.

                              Common    Domestic                   Money    Multiple   Emerging       Real     Global
                               Stock   Strategic  Government      Market    Strategy     Growth     Estate     Equity
---------------------------------------------------------------------------------------------------------------------
Identified cost......... $66,854,310 $25,601,004 $73,227,636 $21,612,759 $57,112,937 $2,017,998 $8,875,739 $2,309,755
                         ----------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Gross unrealized
 appreciation........... $ 9,928,432 $ 1,746,960 $ 1,972,463          -- $ 6,303,781 $  295,831 $  356,534 $  180,032
Gross unrealized
 depreciation...........     753,880     246,473      23,950          --     388,954     51,166     45,785     89,710
                         ----------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Net unrealized
 appreciation........... $ 9,174,552 $ 1,500,487 $ 1,948,513          -- $ 5,914,827 $  244,665 $  310,749 $   90,322
                         ----------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Capital loss
 carryforward utilized
 during the period......          -- $   104,892 $ 1,385,949          --          --         --         --         --
                         ----------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Net realized capital
 loss carryforward......          -- $ 2,020,640 $13,105,418 $     2,059          -- $   36,712 $   10,729 $    6,043
                         ----------- ----------- ----------- ----------- ----------- ---------- ---------- ----------
Expiration dates of
capital loss
carryforward............          --   1998-2002   1996-2002   2002-2003          --       2003       2003       2003

  The net capital loss carryforwards at the end of the period may be utilized to offset any future capital gains until expiration.
  Additionally, $20,791 and $445 of post October losses for Emerging Growth and Real Estate, respectively, are deferred for federal income tax purposes to the 1996 fiscal year.

G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date or when information becomes available, which-ever is later. Interest income is accrued daily. Issuers of Payment-in-Kind se-curities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments.
  Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and realized gains generated from foreign investments. Such withholding taxes are reflected on the Statement of Operations as a reduction of the related income or gain.

H. DIVIDENDS AND DISTRIBUTIONS-Government and Money Market declare dividends from net investment income on each business day. Domestic Strategic, Common Stock, Multiple Strategy, Emerging Growth, Real Estate and Global Equity declare dividends and distributions annually. Government declares distributions from short-term capital gains, if any, monthly. Dividends and distributions are recorded on the record date.
  Each of the Funds distributes tax basis earnings in accordance with the mini-mum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

I. DEBT DISCOUNT AND PREMIUM-The Trust accounts for discounts and premiums on the same basis as used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

J. PRIVATE PLACEMENTS-A Fund may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transac-tion with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by a Fund generally have agreed to register the se-curities within specified time periods or increase the interest paid on such securities.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Trust. Management fees are paid monthly, based on the average daily net assets of the Funds (Common Stock, Do-mestic Strategic, Government, Money Market and Multiple Strategy) at an annual rate of .50% of the first $500 million, .45% of the next $500 million and .40% of the amount in excess of $1 billion. The resulting fee is prorated to each Fund (Common Stock, Domestic Strategic, Government, Money Market and Multiple Strategy) based on its average daily net assets. The Adviser

--------------------------------------------------------------------------------
has volunteered to reimburse each of these Funds for all ordinary business ex-penses, exclusive of taxes and interest, in excess of .60% of the average daily net assets. For the period, such voluntary expense reimbursements were:

      Common Stock...................................................... $56,680
      Domestic Strategic................................................  86,887
      Government........................................................  77,421
      Money Market......................................................  80,637
      Multiple Strategy.................................................  85,602

  Under the terms of the advisory agreement, if the total ordinary business ex-penses, exclusive of taxes, distribution fees and interest, exceed .95% of av-erage daily net assets, the Adviser will reimburse the Funds (Common Stock, Domestic Strategic, Government, Money Market and Multiple Strategy) for the amount of the excess. The contractual expense reimbursement shall be made monthly. For the period, none of the above Funds had contractual expense reim-bursements.
  For Emerging Growth, management fees are paid monthly, based on the average daily net assets at an annual rate of .70%.
  For Real Estate, the Adviser has entered into a subadvisory agreement with Hines Interest Realty Advisors Limited Partnership ("Subadviser--Real Estate"), who provides advisory services to Real Estate and the Adviser with respect to Real Estate's investments in real estate. Management fees are calculated month-ly, based on the average daily net assets of Real Estate at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser--Real Es-tate.
  For Global Equity, the Adviser has entered into a subadvisory agreement with John Govett & Co., Limited ("Subadviser--Global Equity), who provides advisory services to Global Equity and the Adviser with respect to Global Equity's in-vestments in foreign securities. Management fees are calculated monthly, based on the average daily net assets of Global Equity at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser--Global Equity.
  Under the terms of the advisory agreements, if the total ordinary business expenses of the Funds (Emerging Growth, Real Estate and Global Equity), exclu-sive of taxes, interest and other extraordinary expenses, exceed the most re-strictive expense limitation applicable in the states where the Funds' shares are qualified for sale, the Adviser will reimburse the Funds for the excess. Such reimbursement shall be made monthly. The most restrictive expense limita-tion in effect was California's which aggregated 2 1/2% of the first $30 mil-lion of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of the average daily net assets in excess of $100 milllion. For the period, $19,858 for Emerging Growth, $7,173 for Real Estate, and $43,031 for Global Equity was reimbursed due to the expense limitation.
  As of January 1, 1996, the Adviser has volunteered to reimburse for all ex-penses in excess of .85% for Emerging Growth, 1.10% for Real Estate, and 1.20% for Global Equity, each of the Fund's average daily net assets.
  Other transactions with affiliates during the period were as follows:

                                Common  Domestic              Money Multiple Emerging   Real Global
                                 Stock Strategic Government  Market Strategy   Growth Estate Equity
     ----------------------------------------------------------------------------------------------
      Accounting officers..... $ 7,336   $ 6,696    $ 7,274 $ 6,664  $ 7,182   $1,357 $1,370    -0-
      Shareholder service
      agent's fees............  15,514    15,514     15,514  15,514   15,514      -0-    -0-    -0-
      Legal fees..............   3,614     3,766      3,546   3,708    3,980      250    500    500

  Accounting services include the salaries and overhead expenses of the Trust's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. These charges include the employee costs attributable to the accounting officers of the Trust. A por-tion of the accounting services expense was paid to the Adviser in reimburse-ment of personnel, facilities and equipment costs attributable to the provision of accounting services. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Trust's shareholder service agent. These services are provided at cost plus a profit. Legal fees during the period were for services rendered by former coun-sel of the Trust, O'Melveny & Myers. A former trustee was of counsel to that firm. Certain officers and trustees of the Trust are officers and trustees of the Adviser and the shareholder service agent.

--------------------------------------------------------------------------------

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were:

                                     Common    Domestic                 Multiple   Emerging       Real     Global
                                      Stock   Strategic   Government    Strategy     Growth     Estate     Equity
     ----------------------------------------------------------------------------------------------------------
      Purchases............... $ 98,217,059 $17,345,053 $106,514,498 $65,674,248 $2,586,768 $9,986,356 $2,994,454
      Sales...................  109,821,318  14,448,328  117,494,867  77,631,643    511,267  2,719,513    758,759

  Money Market held only short-term investments.
  At the end of the period, Government held the following forward purchase com-mitments settling in January 1996 for which delivery is not intended and long U.S. Treasury futures contracts expiring in March 1996.

  FORWARD PURCHASE COMMITMENTS:

      Par                                                           Unrealized
      Amount                                                      Appreciation
      (000)  Security                           Market Value    (Depreciation)
     --------------------------------------------------------------------------
                   Federal Home Loan Mortgage
      $1,500 Corp., 8.00%, short.............      $(1,553,445)       $(23,914)
                                                   -----------        --------
                   Federal Home Loan Mortgage
       1,000 Corp., 7.00%, long..............        1,008,750          16,563
                 Government National Mortgage
       4,000 Association, 7.50%, long........        4,112,520          68,457
                                                   -----------        --------
                                                     5,121,270          85,020
                                                   -----------        --------
                                                   $ 3,567,825        $ 61,106
                                                   -----------        --------

  FUTURES CONTRACTS:

      Number of                                                       Unrealized
      Contracts Description                           Market Value  Appreciation
     ---------------------------------------------------------------------------
       60       U.S. Treasury Bonds................     $ 7,288,125     $178,120
       20       U.S. Treasury Notes (five year)....       2,208,125       25,686
       95       U.S. Treasury Notes (ten year).....      10,886,406      141,461
                                                        -----------     --------
                                                        $20,382,656     $345,267
                                                        -----------     --------

  During the period, Real Estate and Global Equity had the following option activity on S&P 500 index futures:

                                           Real Estate         Global Equity
                                        -------------------  ------------------
                                        Number of            Number of
                                        Contracts   Premium  Contracts  Premium
     ---------------------------------------------------------------------------
      Options open at beginning of the
      period..........................          0        $0          0       $0
      Options written.................        120   149,875         80   95,917
      Options closed..................        (60)  (47,938)       (40) (53,958)
      Options expired.................        (60) (101,937)       (40) (41,959)
                                              ---  --------        ---  -------
        Options open at the end of the
      period..........................          0        $0          0       $0
                                              ---  --------        ---  -------

  At the end of the period Global Equity held the following forward currency exchange contracts:

                                                            U.S.     Unrealized
                                             Settlement   Dollar   Appreciation
      Currency                                     Date    Value (Depreciation)
     ---------------------------------------------------------------------------
      JAPANESE YEN
      9,892,000 (payable)...................   09/24/96 $ 99,256        $   745
      9,629,000 (payable)...................   11/13/96   97,207          2,793
      9,574,000 (payable)...................   11/13/96   96,652          3,348
      9,486,000 (payable)...................   11/13/96   95,763          4,237
                                                        --------        -------
                                                         388,878         11,123
                                                        --------        -------
      SWEDISH KRONA
        343,400 (payable)...................   11/13/96   50,561           (561)
                                                        --------        -------
       Total forward currency exchange contracts....... $439,439        $10,562
                                                        --------        -------

--------------------------------------------------------------------------------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Trust at the annual rate of $3,342 plus a fee of $96 per day for the Board and Com-mittee meetings attended. The Trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of each Fund's general accounts. Funds for the payment of obligations under the Plan will not be reserved or set aside by any form of trust or escrow. Each Trustee covered under the Plan elects to be cred-ited with an earnings component on amounts deferred equal to the income earned by each Fund on its short-term investments or equal to the total return of each Fund.
  Trustees' fees for the period were:

                                Common  Domestic              Money Multiple Emerging   Real Global
                                 Stock Strategic Government  Market Strategy   Growth Estate Equity
     ----------------------------------------------------------------------------------------------
      Trustee fees............ $10,917   $10,601    $11,182 $10,192  $11,676   $2,280 $2,280 $2,280

NOTE 5--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Trust to a Delaware Business Trust and the election of additional trustees. On September 16, 1995, the reorganization became effective.

NOTE 6--SUBSEQUENT EVENT
Effective March 6, 1996, the Trust will make the following name changes to three of the Funds: Common Stock to Enterprise, Domestic Strategic Income to Domestic Income, and Multiple Strategy to Asset Allocation.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Common Stock Fund, Domestic Strategic Income Fund, Government Fund, Money Market Fund, Multiple Strategy Fund, Real Estate Fund, Emerging Growth Fund and Global Equity Fund (constituting Van Kampen American Capital Life Investment Trust, hereafter referred to as the "Trust") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 21, 1996

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

INVESTMENT SUBADVISER
(REAL ESTATE FUND)

HINES INTEREST REALTY ADVISORS
LIMITED PARTNERSHIP
2800 Post Oak Blvd.
Houston, Texas 77056

INVESTMENT SUBADVISER
(GLOBAL EQUITY FUND)

JOHN GOVETT & CO. LIMITED
4 Battle Bridge Lane
London SE1 2HR
England

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

(C)  Van Kampen American Capital Distributors, Inc., 1996
     All rights reserved.
(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund and their policyholders. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund and appropriate product prospectus which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospective investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Life Investment Trust performance data update for the most recent quarter.